                                                      RULE 497(c)
Prospectus                PINNACLE (VERSION III)      REGISTRATION NO. 33-51126
----------          FLEXIBLE PREMIUM VARIABLE ANNUITY
            ISSUED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (CONTRACTS) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. The contracts are funded by Separate Account II. Contributions under the contracts may be allocated to the various available investment divisions of Separate Account II (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to fixed rate Guaranteed Rate Options (GROS), or both.

Contributions to the Variable Account Options of Separate Account II are invested in shares of corresponding portfolios of the following list of Funds or Insurance Trust Funds (FUNDS): BT Insurance Funds Trust (BT FUNDS TRUST); Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III), part of the Fidelity Investments-Registered Trademark- group of companies (collectively, FIDELITY'S VIP FUNDS); The Legends Fund, Inc. (LEGENDS FUND); Janus Aspen Series; J.P. Morgan Series Trust II (J.P. MORGAN SERIES); and Morgan Stanley Universal Funds, Inc. (MORGAN STANLEY UNIVERSAL FUNDS). The values allocated to the Options reflect the investment performance of the Funds' Portfolios. Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the BT Funds Trust. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Integrity Capital Advisors, Inc., a member of the ARM Financial Group, is the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series. Morgan Stanley Asset Management Inc. serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP serves as investment adviser. The prospectuses for the Funds describe the investment objectives, policies and risks of each of the Funds' portfolios. There are 21 Variable Account Options available under Separate Account II:

                                   BT FUNDS TRUST
                      EAFE-Registered Trademark- Equity Index Fund
                               Equity 500 Index Fund
                                Small Cap Index Fund

                                FIDELITY'S VIP FUNDS
                            VIP Equity-Income Portfolio
                            VIP II Contrafund Portfolio
                         VIP III Growth & Income Portfolio
                       VIP III Growth Opportunities Portfolio

                                 JANUS ASPEN SERIES
                     Janus Aspen Capital Appreciation Portfolio
                           Janus Aspen Balanced Portfolio
                       Janus Aspen Worldwide Growth Portfolio
                         Janus Aspen Money Market Portfolio

                                 J.P. MORGAN SERIES
                 J.P. Morgan International Opportunities Portfolio
                             J.P. Morgan Bond Portfolio

                                    LEGENDS FUND
              Harris Bretall Sullivan & Smith Equity Growth Portfolio
                          Zweig Asset Allocation Portfolio
                         Zweig Equity (Small Cap) Portfolio
                           Scudder Kemper Value Portfolio

                           MORGAN STANLEY UNIVERSAL FUNDS
                       Morgan Stanley Asian Equity Portfolio
                   Morgan Stanley Emerging Markets Debt Portfolio
                        Morgan Stanley High Yield Portfolio
                     Morgan Stanley U.S. Real Estate Portfolio

THERE CAN BE NO ASSURANCE THAT THE JANUS MONEY MARKET PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE OR BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (MARKET VALUE ADJUSTMENT) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may be applicable, which may invade principal.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current Fund prospectuses, which you should also read.

For further information and assistance, you should contact our Administrative Office at National Integrity Life Insurance Company, 200 Park Avenue, 20th Floor, New York, New York 10166. You may also call the following toll-free number: 1-800-433-1778.

Registration statements relating to the contracts, which include a Statement of Additional Information (SAI) dated May 1, 1998, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1998.

                                  TABLE OF CONTENTS

PART I                                                                     PAGE

SECTION 1 - SUMMARY

Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . . .1
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . . .1
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . . .1
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . . . .2
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . . . .2
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . . .3
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . . .4
Financial Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .9

SECTION 2 - NATIONAL INTEGRITY AND SEPARATE ACCOUNT II

National Integrity Life Insurance Company. . . . . . . . . . . . . . . . . 11
Separate Account II and the Variable Account Options . . . . . . . . . . . 11
Assets of Separate Account II. . . . . . . . . . . . . . . . . . . . . . . 11
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . . 12

SECTION 3 - YOUR INVESTMENT OPTIONS

The Legends Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     The Legends Fund's Investment Adviser and Sub-Advisers. . . . . . . . 12
     Investment Objectives of the Portfolios . . . . . . . . . . . . . . . 13
BT Insurance Funds Trust . . . . . . . . . . . . . . . . . . . . . . . . . 14
     The Bankers Trust Funds' Investment Adviser . . . . . . . . . . . . . 14
     Investment Objectives of the Portfolios . . . . . . . . . . . . . . . 14
Fidelity Variable Insurance Products Funds . . . . . . . . . . . . . . . . 16
     Fidelity's VIP Funds' Investment Adviser. . . . . . . . . . . . . . . 16
     Investment Objectives of the Portfolios . . . . . . . . . . . . . . . 17
Janus Aspen Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Janus Aspen Series' Investment Adviser. . . . . . . . . . . . . . . . 18
     Investment Objectives of the Portfolios . . . . . . . . . . . . . . . 18
J.P. Morgan Series Trust II. . . . . . . . . . . . . . . . . . . . . . . . 19
     The J.P. Morgan Series= Investment Adviser. . . . . . . . . . . . . . 19
     Investment Objectives of the Portfolios . . . . . . . . . . . . . . . 20
Morgan Stanley Universal Funds, Inc. . . . . . . . . . . . . . . . . . . . 20
     The Morgan Stanley Universal Funds' Investment Advisers . . . . . . . 20
     Investment Objectives of the Portfolios . . . . . . . . . . . . . . . 19
Guaranteed Rate Options. . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Renewals of GRO Accounts. . . . . . . . . . . . . . . . . . . . . . . 21
     Market Value Adjustments. . . . . . . . . . . . . . . . . . . . . . . 21

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . . 22
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . 22

                                                                           PAGE

Reduction or Elimination of Separate Account or
  Annual Administrative Charges. . . . . . . . . . . . . . . . . . . . . . 22
Fund Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . . 22
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . . 22
Reduction or Elimination of Contingent Withdrawal Charge . . . . . . . . . 22
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

SECTION 5 - TERMS OF YOUR PINNACLE VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . . 24
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Your Purchase of Units in Separate Account II. . . . . . . . . . . . . . . 24
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . . 25
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . . 27
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . . 29

SECTION 6 - VOTING RIGHTS


Fund Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . . . 29
How Fund Shares Are Voted. . . . . . . . . . . . . . . . . . . . . . . . . 29
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . . 30

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Tax Status of National Integrity . . . . . . . . . . . . . . . . . . . . . 30
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . . 30
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . . 31
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . . 31
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . . 32
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . . 32
     Traditional Individual Retirement Annuities . . . . . . . . . . . . . 33
     Roth Individual Retirement Annuities. . . . . . . . . . . . . . . . . 33
     SIMPLE Individual Retirement Annuities. . . . . . . . . . . . . . . . 33
     Tax-Sheltered Annuities . . . . . . . . . . . . . . . . . . . . . . . 33
     Simplified Employee Pensions. . . . . . . . . . . . . . . . . . . . . 33
     Corporate and Self-Employed (H.R. 10 and Keogh) Pension
       and Profit Sharing Plans. . . . . . . . . . . . . . . . . . . . . . 33
     Deferred Compensation Plans of State and Local Governments
       and Tax-Exempt Organizations. . . . . . . . . . . . . . . . . . . . 33
Distributions Under Tax-Favored Retirement Programs. . . . . . . . . . . . 33
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . 34
Impact of Taxes on National Integrity. . . . . . . . . . . . . . . . . . . 34
Transfers Among Investment Options   . . . . . . . . . . . . . . . . . . . 34

                                                                          PAGE
SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . . . 35
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . . 36
Asset Allocation and Rebalancing Program . . . . . . . . . . . . . . . . . 36
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . . . . 37
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . 37

SECTION 9 - PRIOR CONTRACTS

Death Benefit Information For Contracts Issued Prior To January 1, 1997. . 38
Reduction In Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . . 38
Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

APPENDIX A  -  ILLUSTRATION OF A MARKET VALUE ADJUSTMENT . . . . . . . . . 41


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS

Part 1 B   National Integrity and Custodian
Part 2 B   Distribution of the Contracts
Part 3 B   Performance Information
Part 4 B   Determination of Annuity Unit Values
Part 5 B   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
200 Park Avenue, 20th Floor
New York, New York  10166
ATTN: Request for SAI of Separate Account II (Pinnacle)

Name:
     ------------------------------------

Address:
        ----------------------------------

City:                                 State:          Zip:
     --------------------------------       ---------     ---------

                                        PART I


SECTION 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, WE, OUR and US mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company (INTEGRITY) and an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, YOU and YOUR mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the contract rights are shared with the Owner. Contract changes or any transactions allowed under the contract require both signatures. The rules governing distribution at death apply when the first Owner dies. See Section 7, "Distribution-at-Death Rules."

Your retirement or endowment date (RETIREMENT DATE) will be no later than your 90th birthday or earlier if required by law, unless you notify us of a different date.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part I, Section 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part I, Section 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part I, Section 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part I, Section 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the GROs, or both. The Variable Account Options and the GROs are together referred to as the INVESTMENT OPTIONS. CONTRIBUTIONS MAY BE ALLOCATED TO UP TO NINE INVESTMENT OPTIONS AT ANY ONE TIME. See "Contributions Under Your Contract" in Part I,
Section 5.  To select Investment Options most suitable for you, see Part I,
Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of a Fund, see each Fund's prospectus and the Fund's Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under the GROs plus your values in the Variable Account Options is referred to as the ACCOUNT VALUE. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

TRANSFERS

You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part I,
Section 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See "Transfers" in Part I, Section 5. Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options. See "Dollar Cost Averaging" and "Customized Asset Rebalancing" in Part I, Section 8.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part I, Section 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option. See Part I,
Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested by the Separate Account in the Funds.

For providing investment management services to the BT Funds Trust, Bankers Trust Company (BANKERS TRUST) receives fees from the EAFE-Registered Trademark- Equity Index Fund, the Equity 500 Index Fund, and the Small Cap Index Fund (each a BT FUND and together BT FUNDS) based on the net assets of each Fund after waivers at a rate of .34% for the EAFE-Registered Trademark-Equity Index Fund, .11% for the Equity 500 Index Fund, and .22% for the Small Cap Index Fund. The expenses reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses.

For providing investment management services to the Portfolios of the Legends Fund, Integrity Capital Advisors, Inc. (INTEGRITY CAPITAL ADVISORS), the investment adviser of the Legends Fund, receives fees ranging from an annual rate of .65% to 1.05% of the average net assets of the Portfolios.

For providing investment management services to the Portfolios of Fidelity's VIP Funds, Fidelity Management and Research Company (FMR) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios of Fidelity's VIP Funds paid advisory fees in 1997 was .60% of average net assets.

For providing investment management services to the Portfolios of the Janus Aspen Series, Janus Capital Corporation (JANUS) receives fees from the Portfolios based on the net assets of each Portfolio. The highest annual rate at which any of the Janus Portfolios paid advisory fees in 1997 was .76% of
average net assets.   Please see Table of Annual Fees and Expenses for rates
associated with specific Portfolios.

For providing investment management services to the J.P. Morgan Series, J.P. Morgan Investment Management Inc. (JPMIM) receives fees based on the net assets of the Portfolios at a rate of .30% from the J.P. Morgan Bond Portfolio and .60% from the J.P. Morgan International Opportunities Portfolio.

A Fund's advisory fees cannot be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below and the discussions relating to the various investment advisers and sub-advisers in Part I, Section 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part I, Section 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. Under certain circumstances, the contingent withdrawal charge and market value adjustment may be waived. See "Withdrawals" below and "Guaranteed Rate Options" in Part I, Section 3.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. A sales charge of up to 7% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part I,
Section 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part I, Section 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

The FREE WITHDRAWAL AMOUNT is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to any of the GROs, we will refund to you the amount of your contributions.

TABLE OF ANNUAL FEES AND EXPENSES


Contract Owner Transaction Expenses
-----------------------------------
     Sales Load on Purchases. . . . . . . . . . . . . . . . . . . . . . . . $0
     Deferred Sales Load (1). . . . . . . . . . . . . . . . . . . . 7% Maximum
     Exchange Fee (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . $0
     Annual Administrative Charge (3) . . . . . . . . . . . . . . . . . . . $30


Separate Account Annual Expenses
(As a Percentage of Average Account Value) (4)
----------------------------------------------
     Mortality and Expense Risk Charge. . . . . . . . . . . . . . . . . . .1.20%
     Administrative Expenses. . . . . . . . . . . . . . . . . . . . . . . . .15%
                                                                           -----
     Total Separate Account Annual Expenses . . . . . . . . . . . . . . . .1.35%
                                                                           -----
                                                                           -----


Portfolio Annual Expenses After Waivers/Reimbursements
(as a percentage of average net assets)
---------------------------------------
                                                           Management      Other       Total Annual
Portfolio                                                    Fees(5)      Expenses       Expenses
---------                                                    -------      --------       --------
EAFE-Registered Trademark- Equity Index. . . . . . . .    0.34%(6)(7)    0.31%(6)(7)    0.65%(6)(7)
Equity 500 Index . . . . . . . . . . . . . . . . . . .    0.11%(6)(7)    0.19%(6)(7)    0.30%(6)(7)
Small Cap Index. . . . . . . . . . . . . . . . . . . .    0.22%(6)(7)    0.23%(6)(7)    0.45%(6)(7)
VIP Equity-Income. . . . . . . . . . . . . . . . . . .    0.50%          0.08%          0.58%(8)
VIP II Contrafund. . . . . . . . . . . . . . . . . . .    0.60%          0.11%          0.71%(8)
VIP III Growth & Income. . . . . . . . . . . . . . . .    0.49%          0.21%          0.70%
VIP III Growth Opportunities . . . . . . . . . . . . .    0.60%          0.14%          0.74%(8)
Harris Bretall Sullivan & Smith Equity Growth. . . . .    0.65%          0.38%          1.03%(9)
Scudder Kemper Value . . . . . . . . . . . . . . . . .    0.65%          0.40%          1.05%(9)
Zweig Asset Allocation . . . . . . . . . . . . . . . .    0.90%          0.38%          1.28%(9)
Zweig Equity (Small Cap) . . . . . . . . . . . . . . .    1.05%          0.50%          1.55%(9)
Janus Aspen Capital Appreciation . . . . . . . . . . .    0.23%(10)      1.03%(10)      1.26%(10)
Janus Aspen Balanced . . . . . . . . . . . . . . . . .    0.76%(10)      0.07%(10)      0.83%(10)
Janus Aspen Worldwide Growth . . . . . . . . . . . . .    0.66%(10)      0.08%(10)      0.74%(10)
Janus Aspen Money Market . . . . . . . . . . . . . . .    0.22%(10)      0.28%(10)      0.50%(10)
J.P. Morgan International Opportunities. . . . . . . .    0.60%          0.60%(11)      1.20%(11)
J.P. Morgan Bond . . . . . . . . . . . . . . . . . . .    0.30%          0.45%(11)      0.75%(11)
Morgan Stanley Asian Equity. . . . . . . . . . . . . .    0.00%(12)      1.20%(12)      1.20%(12)
Morgan Stanley Emerging Markets Debt . . . . . . . . .    0.00%(12)      1.30%(12)      1.30%(12)
Morgan Stanley High Yield. . . . . . . . . . . . . . .    0.00%(12)      0.80%(12)      0.80%(12)
Morgan Stanley U.S. Real Estate. . . . . . . . . . . .    0.00%(12)      1.10%(12)      1.10%(12)

-------------------------
(1)  See  "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, National Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset allocation and rebalancing or customized asset rebalancing. See "Deductions and Charges - Transfer Charge" in Part I, Section 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part I, Section 4.

(4)  See "Deductions and Charges - Separate Account Charges" in Part I, Section
4.

(5) The stated management fee is the highest applicable rate, or, with respect to the Janus Portfolios is for the year ended December 31, 1997. The fee for certain portfolios may be reduced as assets increase. See Part I, Section 3 - Your Investment Options for the applicable fee rates for particular portfolios.

(6)  Estimated.

(7) The fees and expenses in the table show the costs that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its management fee with respect to each Fund. Without such waiver, each Fund's management fee would be equal to the following: EAFE Equity Index - 0.45%; Equity 500 Index - 0.20% and Small Cap Index - 0.35%. The expense table reflects a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total annual expenses of the Fund for the fiscal year will not exceed the following percentages of the Funds' average daily net assets; EAFE Equity Index - 0.65%; Equity 500 Index - 0.30% and Small Cap Index - 0.45%. In the absence of this undertaking, "Total Annual Expenses" would be the following: EAFE Equity Index - 0.85%; Equity 500 Index - 0.54% and Small Cap Index - 0.73%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

(8) A portion of the brokerage commissions that certain of Fidelity's VIP Funds pay was used to reduce the Funds' expenses. In addition, certain Funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances, were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for VIP Equity-Income Portfolio, 0.68% for VIP II Contrafund Portfolio, and 0.73% for VIP III Growth Opportunities Portfolio.

(9) Integrity Capital Advisors has agreed to reimburse each of the Legends Fund Portfolios for operating expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of the Legends Fund. Without reimbursements, total annual expenses for the Fund=s fiscal year ended June 30, 1997 would have been 1.82% for the Zweig Equity (Small Cap) Portfolio. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1998. In the Legends Fund=s prospectus, see "Management of the Fund."

(10) The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1997. Fee reductions for the Janus Aspen Balanced, Janus Aspen Capital Appreciation and Janus Aspen Worldwide Growth Portfolios reduce the management fee to the level
of the corresponding Janus retail fund.   Other waivers, if applicable, are
first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .72%, .09%, and .81% for Worldwide Growth Portfolio, 1.14%, 1.05% and 2.19% for Capital Appreciation Portfolio, .77%, .06% and 0.83% for Balanced Portfolio, and .25%, .30% and .55% for the Money Market Portfolio. Janus may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(11) The information in the foregoing table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 1.20% and .75% of the average daily net assets of J.P. Morgan International Opportunities Portfolio and J.P. Morgan Bond Portfolio, respectively. Absent such agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1997 would have been as follows:
3.65% and 4.25% for the International Opportunities Portfolio, and 1.61% and 1.91% for the Bond Portfolio.

(12) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Absent waiver and/or reimbursement the Management Fee, Other Expenses and Total Annual Expenses would have been as follows: .80%, 2.30% and 3.10% for the Asian Equity Portfolio for the annualized period March 3, 1997 through December 31, 1997; .80%, 1.26% and 2.06% for the Emerging Markets Debt Portfolio for the annualized period June 16, 1997 through December 31, 1997; .50%, 1.18% and 1.68% for the High Yield Portfolio for the annualized period January 2, 1997 through December 31, 1997; and .80%, 1.52% and 2.32% for the U.S. Real Estate Portfolio for the annualized period March 3, 1997 through December 31, 1997. MSAM may modify or terminate the waivers or redemptions at any time.

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                                                  1 year         3 years        5 years      10 years
---------                                                  ------         -------        -------      --------
EAFE7 Equity Index . . . . . . . . . . . . . . . .       $  90.99        $114.75        $140.98        $238.35
Equity 500 Index . . . . . . . . . . . . . . . . .       $  87.41        $103.87        $122.66        $200.80
Small Cap Index. . . . . . . . . . . . . . . . . .       $  88.94        $108.54        $130.54        $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . .       $  90.28        $112.58        $137.34        $230.95
VIP II Contrafund. . . . . . . . . . . . . . . . .       $  91.61        $116.61        $144.09        $244.65
VIP III Growth & Income. . . . . . . . . . . . . .       $  91.51        $116.30        $143.57        $243.61
VIP III Growth Opportunities . . . . . . . . . . .       $  91.92        $117.53        $145.65        $247.79
Harris Bretall Sullivan & Smith Equity Growth. . .       $  94.89        $126.47        $160.56        $277.64
Scudder Kemper Value . . . . . . . . . . . . . . .       $  95.09        $127.08        $161.59        $279.66
Zweig Asset Allocation . . . . . . . . . . . . . .       $  97.45        $134.13        $173.28        $302.67
Zweig Equity (Small Cap) . . . . . . . . . . . . .       $ 100.22        $142.36        $186.85        $328.99
Janus Aspen Capital Appreciation . . . . . . . . .       $  97.24        $133.52        $172.26        $300.69
Janus Aspen Balanced . . . . . . . . . . . . . . .       $  92.84        $120.31        $150.30        $257.15
Janus Aspen Worldwide Growth . . . . . . . . . . .       $  91.92        $117.53        $145.65        $247.79
Janus Aspen Money Market . . . . . . . . . . . . .       $  89.46        $110.10        $133.16        $222.42
J.P. Morgan International Opportunities. . . . . .       $  96.63        $131.68        $169.22        $294.73
J.P. Morgan  Bond. . . . . . . . . . . . . . . . .       $  92.02        $117.84        $146.16        $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . .       $  96.63        $131.68        $169.22        $294.73
Morgan Stanley Emerging Markets Debt . . . . . . .       $  97.65        $134.74        $174.29        $304.64
Morgan Stanley High Yield. . . . . . . . . . . . .       $  92.53        $119.39        $148.75        $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . .       $  95.61        $128.62        $164.14        $284.71

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD (I.E., NO DEFERRED SALES LOAD ASSESSED):


Portfolio                                                  1 year         3 years        5 years      10 years
---------                                                  ------         -------        -------      --------
EAFE7 Equity Index . . . . . . . . . . . . . . . .         $20.99         $64.75        $110.98        $238.35
Equity 500 Index . . . . . . . . . . . . . . . . .         $17.41         $53.87        $ 92.66        $200.80
Small Cap Index. . . . . . . . . . . . . . . . . .         $18.94         $58.54        $100.54        $217.06
VIP Equity-Income. . . . . . . . . . . . . . . . .         $20.28         $62.58        $107.34        $230.95
VIP II Contrafund. . . . . . . . . . . . . . . . .         $21.61         $66.61        $114.09        $244.65
VIP III Growth & Income. . . . . . . . . . . . . .         $21.51         $66.30        $113.57        $243.61
VIP III Growth Opportunities . . . . . . . . . . .         $21.92         $67.53        $115.65        $247.79
Harris Bretall Sullivan & Smith Equity Growth. . .         $24.89         $76.47        $130.56        $277.64
Scudder Kemper Value . . . . . . . . . . . . . . .         $25.09         $77.08        $131.59        $279.66
Zweig Asset Allocation . . . . . . . . . . . . . .         $27.45         $84.13        $143.28        $302.67
Zweig Equity (Small Cap) . . . . . . . . . . . . .         $30.22         $92.36        $156.85        $328.99
Janus Aspen Capital Appreciation . . . . . . . . .         $27.24         $83.52        $142.26        $300.69
Janus Aspen Balanced . . . . . . . . . . . . . . .         $22.84         $70.31        $120.30        $257.15
Janus Aspen Worldwide Growth . . . . . . . . . . .         $21.92         $67.53        $115.65        $247.79
Janus Aspen Money Market . . . . . . . . . . . . .         $19.46         $60.10        $103.16        $222.42
J.P. Morgan International Opportunities. . . . . .         $26.63         $81.68        $139.22        $294.73
J.P. Morgan  Bond. . . . . . . . . . . . . . . . .         $22.02         $67.84        $116.16        $248.84
Morgan Stanley Asian Equity. . . . . . . . . . . .         $26.63         $81.68        $139.22        $294.73
Morgan Stanley Emerging Markets Debt . . . . . . .         $27.65         $84.74        $144.29        $304.64
Morgan Stanley High Yield. . . . . . . . . . . . .         $22.53         $69.39        $118.75        $254.04
Morgan Stanley U.S. Real Estate. . . . . . . . . .         $25.61         $78.62        $134.14        $284.71

These examples assume the current level of fixed charges that are borne by the Separate Account and the investment management fees and other expenses of the Portfolios as they were for their most recent fiscal years ended or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of Separate Account II as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The table below shows the unit value for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                                               YEAR ENDED DECEMBER 31


                                                        1997         1996         1995         1994        1993         INCEPTION*
                                                        ----         ----         ----         ----        ----         ---------
SCUDDER KEMPER VALUE
Unit value at beginning of period . . . . . . . . .    $18.39       $14.98       $10.43       $10.65                      $10.00
Unit value at end of period . . . . . . . . . . . .    $23.67       $18.39       $14.98       $10.43      $10.65
Number of units outstanding at end of period  . . .   288,596      297,625      244,538      156,325      80,112

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period . . . . . . . .    . $14.71       $13.08       $10.07        $9.81                      $10.00
Unit value at end of period . . . . . . . . . . . .    $19.55       $14.71       $13.08       $10.07       $9.81
Number of units outstanding at end of period  . . .   404,243      438,465      374,724      280,091      83,619

ZWEIG ASSET ALLOCATION
Unit value at beginning of period . . . . . . . . .    $14.45       $12.75        $10.65      $10.75                      $10.00
Unit value at end of period . . . . . . . . . . . .    $17.38       $14.45        $12.75      $10.65      $10.75
Number of units outstanding at end of period  . . .   356,623      389,517       421,439     535,776     205,268

ZWEIG EQUITY (SMALL CAP)
Unit value at beginning of period . . . . . . . . .    $14.69       $12.57        $10.52      $10.73           -          $10.00
Unit value at end of period . . . . . . . . . . . .    $18.14       $14.69        $12.57      $10.52      $10.73
Number of units outstanding at end of period  . . .   164,970      138,864       234,629     180,961      68,249

BT EAFE 7 EQUITY INDEX
Unit value at beginning of period . . . . . . . . .                      -             -            -           -
Unit value at end of period . . . . . . . . . . . .     $9.88
Number of units outstanding at end of period  . . .     5,623

BT EQUITY 500 INDEX
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.32
Number of units outstanding at end of period  . . .    76,431

BT SMALL CAP
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .     $9.85
Number of units outstanding at end of period  . . .    42,210

VIP EQUITY INCOME
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.42
Number of units outstanding at end of period  . . .    63,398

VIP II CONTRAFUND
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .     $9.91
Number of units outstanding at end of period  . . .    65,551

VIP III GROWTH & INCOME
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.31
Number of units outstanding at end of period  . . .    19,862

VIP GROWTH OPPORTUNITIES
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.65
Number of units outstanding at end of period  . . .    73,667

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.03
Number of units outstanding at end of period  . . .    59,108

                                                                               YEAR ENDED DECEMBER 31


                                                        1997         1996         1995         1994        1993         INCEPTION*
                                                        ----         ----         ----         ----        ----         ---------
JANUS ASPEN BALANCED
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.01
Number of units outstanding at end of period  . . . 1,827,787

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .     $9.93
Number of units outstanding at end of period  . . .    20,675

JANUS ASPEN MONEY MARKET
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.06
Number of units outstanding at end of period  . . .   159,980

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.19
Number of units outstanding at end of period  . . .     5,359

J.P. MORGAN BOND
Unit value at beginning of period . . . . . . . . .                      -             -            -           -         $10.00
Unit value at end of period . . . . . . . . . . . .    $10.16
Number of units outstanding at end of period  . . .   158,477

MORGAN STANLEY ASIAN EQUITY

Unit value at beginning of period . . . . . . . . .                      -            -            -           -          $10.00

Unit value at end of period . . . . . . . . . . . .     $9.23
Number of units outstanding at end of period  . . .   151,273

MORGAN STANLEY EMERGING MARKETS DEBT
Unit value at beginning of period                                        -            -            -           -          $10.00
Unit value at end of period                            $10.88
Number of units outstanding at end of period           92,322

MORGAN STANLEY HIGH YIELD
Unit value at beginning of period . . . . . . . . .                     -             -            -           -          $10.00
Unit value at end of period . . . . . . . . . . . .    $10.19
Number of units outstanding at end of period  . . .    33,125

MORGAN STANLEY U.S. REAL ESTATE
Unit value at beginning of period . . . . . . . . .                     -             -            -           -          $10.00
Unit value at end of period . . . . . . . . . . . .    $10.38
Number of units outstanding at end of period  . . .     8,831
--------------------------------------------------------------------------------------------------------------------------------

* The unit value for each Variable Account Option at inception is $10.00. Inception Dates for the Variable Account Options were December 14, 1992 for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options; and December 8, 1992 for the Harris Bretall Sullivan & Smith Equity Growth Option. The Inception Date for each of the following: EAFE7 Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P. Morgan International Opportunities, J.P. Morgan Bond, Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, and Morgan Stanley U.S. Real Estate Options is October 1, 1997.

SECTION 2 - NATIONAL INTEGRITY AND SEPARATE ACCOUNT II

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our home office is in New York, New York. We are authorized to sell life insurance and annuities in eight states plus the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with underlying investment options other than the Funds, and fixed single premium annuity contracts. We are currently licensed to sell variable contracts in five states. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

National Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1997, ARM had $6.9 billion of assets under management.

National Integrity is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which National Integrity's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on National Integrity's core business operations. While National Integrity believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which operations rely will be converted on a timely basis and will not have a material effect on National Integrity.

SEPARATE ACCOUNT II AND THE VARIABLE ACCOUNT OPTIONS

Separate Account II is established and maintained under the insurance laws of the State of New York. Separate Account II contains unit investment trust divisions registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940 ACT). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of Separate Account II. Each of its Variable Account Options invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus.

ASSETS OF SEPARATE ACCOUNT II

Under New York law, we own the assets of Separate Account II and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account II in proportion to the amounts relating to their contracts. Separate Account II=s assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to Separate Account II are credited to or charged against Separate Account II without regard to our other income, gains or losses. We may permit charges owed to us to stay in Separate Account II, and thus may participate proportionately in Separate Account II. Amounts in Separate Account II in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (GENERAL ACCOUNT).

CHANGES IN HOW WE OPERATE

We may modify how we or Separate Account II operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

      - add Options to, or remove Options from, Separate Account II, combine two or more Options within Separate Account II, or withdraw assets relating to your contract from one Option and put them into another;
      - register or end the registration of Separate Account II under the 1940 Act;

     - operate Separate Account II under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
      - restrict or eliminate any voting rights of Owners or others who have voting rights that affect Separate Account II;
     - cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
     - operate Separate Account II or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

THE LEGENDS FUND, INC.

The Legends Fund, a Maryland corporation, is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Legends Fund. The Legends Fund is a "series" type of investment company with diversified portfolios. The Legends Fund does not impose a sales charge or "load" for buying and selling its shares. The shares of the Portfolios of the Legends Fund are bought and sold by Separate Account II at their respective net asset values.

The Legends Fund is designed to serve as an investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Legends Fund currently are available to the separate accounts of National Integrity and Integrity, the parent of National Integrity.

Shares of Portfolios of the Legends Fund are made available to Separate Account II under a participation agreement (PARTICIPATION AGREEMENT). The Participation Agreement is among the Legends Fund, ARM Securities Corporation (ARM SECURITIES), a wholly owned subsidiary of ARM which is the principal underwriter for Legends Fund shares, and National Integrity. If state or federal law precludes the sale of the Legends Fund's or any Portfolio's shares to Separate Account II, or in certain other circumstances, sales of shares to Separate Account II may be suspended and/or the Participation Agreement may be terminated as to the Legends Fund or the affected Portfolio. Also, the Participation Agreement may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Legends Fund and ARM Securities are obligated to continue to make the Legends Fund's shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by Separate Account II for outstanding contracts, the parties to the Participation Agreement have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to Separate Account II or any Variable Account Option.

THE LEGENDS FUND'S INVESTMENT ADVISER AND SUB-ADVISERS. Integrity Capital Advisors (formerly known as ARM Capital Advisors, Inc.) became the investment adviser to the Legends Fund on February 1, 1996. Integrity Capital Advisors is a wholly owned subsidiary of ARM Financial Group, Inc. (ARM), and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has entered into a sub-advisory agreement with a professional manager for investment of the assets of each of the Portfolios. The sub-adviser for each Portfolio is listed under "Investment Objectives of the Portfolios" below. The Portfolios pay monthly investment management fees to Integrity Capital Advisors, and Integrity Capital Advisors pays the sub-advisers for their services to the Portfolios. Integrity Capital Advisors retains a management fee at an annual rate of .25% of each Portfolio=s net assets as compensation for providing certain services to the Portfolios. The management fees paid by each Portfolio to Integrity Capital Advisors as a percentage of net assets are as follows:


     Legends Fund Portfolio                                      Management Fee
     ----------------------                                      --------------
     Harris Bretall Sullivan & Smith Equity Growth. . . . . .         0.65%
     Scudder Kemper Value . . . . . . . . . . . . . . . . . .         0.65%
     Zweig Asset Allocation . . . . . . . . . . . . . . . . .         0.90%
     Zweig Equity (Small Cap) . . . . . . . . . . . . . . . .         1.05%

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Legends Fund. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE LEGENDS FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING.

               HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the sub-adviser considers the equity markets to be overvalued. The Portfolio may invest in U.S. government securities when this appears desirable in light of the Portfolio's investment objective or when market conditions warrant. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

                            SCUDDER KEMPER VALUE PORTFOLIO

Scudder Kemper Value Portfolio seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is the sub-adviser to the Portfolio.

                           ZWEIG ASSET ALLOCATION PORTFOLIO

Zweig Asset Allocation Portfolio seeks long-term capital appreciation. It invests primarily in Blue Chip Stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by the sub-adviser to the Portfolio. Blue Chip Stocks are stocks which the sub-adviser considers comparable to the stocks included in the S&P 500 at the time of purchase, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

                          ZWEIG EQUITY (SMALL CAP) PORTFOLIO

Zweig Equity (Small Cap) Portfolio seeks long-term capital appreciation. It invests primarily in Small Company Stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. SMALL COMPANY STOCKS are the 2,500 stock positions immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

BT INSURANCE FUNDS TRUST

The BT Funds Trust is an open-end management investment company registered under the 1940 Act. Each of the BT Funds is a separate "series" or portfolio of the BT Funds Trust. The BT Funds Trust does not impose a sales charge or "load" for buying and selling its shares. Shares of the BT Funds Trust are bought and sold by Separate Account II at their respective net asset values.

THE BANKERS TRUST FUNDS' INVESTMENT ADVISER. Bankers Trust Global Asset Management Services, a unit of Bankers Trust, serves as the investment adviser to the BT Funds Trust. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.

As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets, servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 80 offices in more than 50 countries.

As compensation for its services to the BT Funds, Bankers Trust receives a fee from each BT Fund, accrued daily and paid monthly. The BT Funds are subject to the following management fee schedule (after waivers):


               -------------------------------------------------
                  FUNDS                         MANAGEMENT FEE
               -------------------------------------------------
                  EAFE-Registered Trademark-
                  Equity Index                      0.34%
               -------------------------------------------------
                  Equity 500 Index                  0.11%
               -------------------------------------------------
                  Small Cap Index                   0.22%
               -------------------------------------------------

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the BT Funds Trust. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.

                               EAFE7 EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The BT Fund will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Fund will generally, but not necessarily, be traded on a foreign securities exchange.

The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licenser of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of the Fund or the Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Index. Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund. The Fund is neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indices from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indices or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indices or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

For more information about the performance of the EAFE Index, see the EAFE-Registered Trademark- Equity Index Fund's Prospectus and Statement of Additional Information.

                                EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The BT Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.

The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

For more information about the performance of the S&P 500, see the Equity 500 Index Fund's Prospectus and Statement of Additional Information.

                                SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

The Fund is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.

The Fund invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Fund is constructed so that approximately 10% of the Fund's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

For more information about the performance of the Russell 2000, see the Small Cap Index Fund's Prospectus and Statement of Additional Information.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of Fidelity's VIP Funds. Fidelity's VIP Funds are each a "series" type of investment company with diversified portfolios. Fidelity's VIP Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of Fidelity's VIP Funds are bought and sold by Separate Account II at their respective net asset values.

FIDELITY'S VIP FUNDS' INVESTMENT ADVISER. FMR, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. FMR, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark- includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

FMR provides investment research and portfolio management services to mutual funds and other clients. At April 30, 1997, FMR advised funds having more than 29 million shareholder accounts with a total value of more than $432 billion. For certain of the Portfolios, FMR has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered Trademark- organization. FMR, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of Fidelity's VIP Funds pay monthly advisory fees to FMR. The advisory fee payable by each of the Portfolios is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by FMR. For the VIP Equity-Income and VIP II Contrafund Portfolios, the group fee rate cannot rise above .52%.
The group fee rate drops as total assets under management increase.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1997 management fee rate, comprised of the individual and group rates, as a percentage of average net assets:


     -------------------------------------------------------------------------
                                                                    1997
     PORTFOLIO                          INDIVIDUAL RATE        MANAGEMENT FEE
     -------------------------------------------------------------------------
     VIP Equity-Income                       0.20%                 0.50%
     -------------------------------------------------------------------------
     VIP II Contrafund                       0.30%                 0.60%
     -------------------------------------------------------------------------
     VIP III Growth & Income                 0.20%                 0.49%
     -------------------------------------------------------------------------
     VIP III Growth Opportunities            0.30%                 0.60%
     -------------------------------------------------------------------------

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                             VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.

                             VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                          VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

                       VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the Portfolio invests in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth.

JANUS ASPEN SERIES

Each of the Portfolios of Janus Aspen Series currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Janus Aspen Series is registered with the SEC as an open-end management investment company. The Janus Aspen Series sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees.

THE JANUS ASPEN SERIES' INVESTMENT ADVISER. Janus, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Janus, whose principal address is 100 Fillmore Street, Denver, Colorado 80206-4928, is approximately 83% owned by Kansas City Southern Industries, Inc., and approximately 12% owned by Thomas H. Bailey, President and Chairman of the Board of Janus. Janus has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable and retirement accounts. Janus has been in the investment advisory business for over 26 years and as of September 1997 managed over $60 billion in assets.

The Portfolios of the Janus Aspen Series pay a management fee to Janus which is calculated daily. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):


------------------------------------------------------------------------------------------
PORTFOLIO                          AVERAGE DAILY NET      ANNUAL RATE     EXPENSE LIMIT
                                  ASSETS OF PORTFOLIO    PERCENTAGE (%)   PERCENTAGE (%)
------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation  First $300 Million        0.75*             1.25%
Janus Aspen Balanced              Next $200 Million         0.70               N/A
Janus Aspen Worldwide Growth      Over $500 Million         0.65               N/A
------------------------------------------------------------------------------------------
Janus Aspen Money Market          All Asset Levels          0.25              0.50
------------------------------------------------------------------------------------------

* Janus has agreed to reduce each of the Capital Appreciation, Balanced, and Worldwide Growth Portfolios' advisory fees to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio, which are the Janus Olympus Fund, Janus Balanced Fund, and Janus Worldwide Fund, respectively. Janus may terminate this fee reduction or any of the expense limitations set forth above at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Olympus

Fund, Janus Balanced Fund and Janus Worldwide Fund were .70%, .73% and .65%, respectively, for the quarter ended March 31, 1998. Janus has agreed to limit the expenses of the Janus Capital Appreciation Portfolio's Institutional Shares to an annual rate of 1.25% of average net assets through at least April 30, 1999.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Janus Aspen Series. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE JANUS ASPEN SERIES' PROSPECTUSES CAREFULLY BEFORE INVESTING.

                     JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies. The Portfolio invests primarily in common stocks of foreign and domestic companies, and may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash.

                           JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

                       JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Aspen Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at any time invest in fewer than five countries or even a single country.

                         JANUS ASPEN MONEY MARKET PORTFOLIO

Janus Aspen Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus, the Portfolio's investment adviser, pursuant to procedures adopted by the Trustees. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

J.P. MORGAN SERIES TRUST II

The J.P. Morgan Series is an open-end management investment company organized as a Delaware business trust. Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. The shares of the Portfolios of J.P. Morgan Series are bought and sold by Separate Account II at their respective net asset values.

THE J.P. MORGAN SERIES= INVESTMENT ADVISER. JPMIM is a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated (J.P. MORGAN & CO.), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan & Co., through JPMIM and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan &

Co. and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan & Co. has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

As compensation for JPMIM's services under the Investment Advisory Agreement, the J.P. Morgan Series has agreed to pay JPMIM a monthly fee at the following annual rate, set forth as a percentage of the average daily net assets of the relevant Portfolio:


          ------------------------------------------------------
          Portfolio                               Management Fee
          ------------------------------------------------------
          J.P. Morgan Bond Portfolio                   0.30%
          ------------------------------------------------------
          J.P. Morgan International                    0.60%
          Opportunities Portfolio
          ------------------------------------------------------

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE J.P. MORGAN SERIES' PROSPECTUS CAREFULLY BEFORE INVESTING.

                             J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

                  J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Each of the Morgan Stanley Universal Funds is an open-end management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Morgan Stanley Universal Funds. The shares of the Portfolios of the Morgan Stanley Universal Funds are bought and sold by Separate Account II at their respective net asset values.

THE MORGAN STANLEY UNIVERSAL FUNDS' INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement. MSAM serves as the Adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. MAS serves as the Adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management businesess, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. (MSDW), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS is also indirectly wholly owned by MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of December 31, 1997, MSAM and its institutional investment advisory affiliates (exclusive of MAS) managed assets of approximately $86.6 billion, and MAS managed assets of approximately $59.4 billion.

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets. Each of the Portfolios is subject to the following management fee schedule:


--------------------------------------------------------------------------------------------------------------------------------
     ASSETS OF PORTFOLIO        MORGAN STANLEY       MORGAN STANLEY U.S.      MORGAN STANLEY ASIAN       MORGAN STANLEY EMERGING
                                  HIGH YIELD             REAL ESTATE                EQUITY                   MARKETS DEBT
--------------------------------------------------------------------------------------------------------------------------------
      First $500 Million              0.50%                   0.80%                   0.80%                       0.80%
--------------------------------------------------------------------------------------------------------------------------------
      Next $500 Million               0.45%                   0.75%                   0.75%                       0.75%
--------------------------------------------------------------------------------------------------------------------------------
     More than $1 Billion             0.40%                   0.70%                   0.70%                       0.70%
--------------------------------------------------------------------------------------------------------------------------------
     Maximum Total Annual             0.80%                   1.10%                   1.20%                       1.30%
   Operating Expenses After
         Fee Waivers*
--------------------------------------------------------------------------------------------------------------------------------

* The Advisers have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table. The fee waivers are voluntary and may be terminated by MSAM or MAS at any time without notice.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Morgan Stanley Universal Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE MORGAN STANLEY UNIVERSAL FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                       MORGAN STANLEY ASIAN EQUITY PORTFOLIO

Morgan Stanley Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

                   MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO

Morgan Stanley Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

                         MORGAN STANLEY HIGH YIELD PORTFOLIO

Morgan Stanley High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

                     MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO

Morgan Stanley U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

GUARANTEED RATE OPTIONS

BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO GROs HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER SUCH CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROs OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROs OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

We offer GROs with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO (i.e. all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO).

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part I, Section 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no

Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge may invade principal.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.


The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                N/12                  N/12
     MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse National Integrity for expenses actually incurred.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk National

Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require National Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

National Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.


ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to the GROs is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.


REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

The separate account or administrative charges may be reduced or eliminated when contract sales are made to individuals or to a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction will be based on:

     (1) the size and type of the group of individuals to whom the contract is offered; and/or

     (2)  the amount of expected contributions.

Any reduction or elimination of the separate account or administrative charges will not unlawfully discriminate against any person.

FUND CHARGES

Separate Account II purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of a Fund's shareholders. See Part I, Section 3, "Your Investment Options."

STATE PREMIUM TAX DEDUCTION

National Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, National Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, the percentage charge varies, depending upon the "age" of the contributions included in the withdrawal-that is, the number of years that have elapsed since each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. No withdrawal charge applies when you withdraw contributions made earlier than your sixth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge and administrative expense charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is 10% of your Account Value less withdrawals during the current contract year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.


       CONTRIBUTION YEAR IN WHICH                 CHARGE AS A % OF THE
       WITHDRAWN CONTRIBUTION WAS MADE            CONTRIBUTION WITHDRAWN
       -------------------------------            ----------------------

             Current . . . . . . . . . . . . . . .           7%
             First Prior . . . . . . . . . . . . .           6
             Second Prior. . . . . . . . . . . . .           5
             Third Prior . . . . . . . . . . . . .           4
             Fourth Prior. . . . . . . . . . . . .           3
             Fifth Prior . . . . . . . . . . . . .           2
             Sixth Prior . . . . . . . . . . . . .           1
             Seventh Prior and Earlier . . . . . .           0

No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from National Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We may reduce or eliminate the contingent withdrawal charge when sales of the contracts are made to individuals or a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction in the contingent withdrawal charge will be based on the following:

     (1) the size and type of the group of individuals to whom the contract is offered;

     (2)  the amount of expected contributions; and/or

     (3) whether there is a prior or existing relationship with National Integrity, such as being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by National Integrity, or making transfers of amounts held under qualified plans sponsored by National Integrity or an affiliate.

Any reduction or elimination of the contingent withdrawal charge will not unlawfully discriminate against any person.

TRANSFER CHARGE

No charge is made for your first twelve transfers among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 from the amount transferred for each additional transfer during that contract year. (However, no transfer charge will apply to transfers under our dollar cost averaging, asset allocation and rebalancing and customized asset rebalancing programs, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.) See "Transfers" in Part I, Section 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3.

HARDSHIP WAIVER

Withdrawal Charges may also be waived on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. The Market Value Adjustment may also be waived on any amounts withdrawn from the GRO Accounts. Such hardship circumstances include the Owner's (1) confinement to a nursing home, hospital and long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We reserve the right to obtain reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not be applicable in some states and, in other states, may not be available at all.

TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

SECTION 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part I,
Section 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY HAVE AMOUNTS IN NOT MORE THAN NINE INVESTMENT OPTIONS. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY defined as any day that the New York Stock Exchange is open.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions. See "Transfers" in Section 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against Separate Account II are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to the GROs is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

YOUR PURCHASE OF UNITS IN SEPARATE ACCOUNT II

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units of the Variable Account Options fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to Separate Account II. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option in Separate Account II for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Fund on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's then current transfer restrictions. Transfers to a GRO must be to a newly elected GRO (i.e., to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless National Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our dollar cost averaging or customized asset rebalancing programs, described in Part I, Section 8. Once annuity payments begin, transfers are no longer permitted.

Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN CODE). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. A withdrawal charge of up to 7% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part I, Section 3 and "Contingent Withdrawal Charge" in Part I,
Section 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part I, Section 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part I,
Section 7, "Tax Aspects of the Contracts." National Integrity will not be bound by an assignment unless it is in writing, and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We will pay a death benefit to the Annuitant=s surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract=s 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day on which we receive due proof of death. Similarly, if the contract was issued on or after the youngest Annuitant=s 86th birthday, the death benefit is the contract account value at the end of the business day on which we receive due proof of death.

For contracts issued before the Annuitant=s 86th birthday, if the Annuitant dies before age 90 (or the contract=s 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     a) the contract account value at the end of the business day on which we receive due proof of death;

     b)   the total of all contributions; and

     c) the highest contract account value on any contract anniversary which occurred prior to the Annuitant=s 81st birthday and prior to the Annuitant's death, plus any subsequent contributions;

each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). The amount of the reduction will be determined by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.

Death benefits (and benefit distributions required because of a separate Owner=s death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant=s death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

Effective November 1, 1997, the maximum issue age for the Annuitant is 82 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 90th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Variable Account Options. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 90th birthday or earlier if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If National Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Variable Account Options through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Accounts assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in Separate Account II. National Integrity can defer payment of your GRO Values for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


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

SECTION 6 - VOTING RIGHTS

FUND VOTING RIGHTS

National Integrity is the legal owner of the shares of the Funds held by Separate Account II and, as such, has the right to vote on certain matters. Among other things, we may vote to elect a Fund's Board of Directors, to ratify the selection of independent auditors for a Fund, and on any other matters described in a Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Fund in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Fund's Board for a Fund's shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of a Fund. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of a Fund are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National

Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other tax laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF NATIONAL INTEGRITY

National Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account II is not a separate entity from National Integrity and their operations form a part of National Integrity, they will not be taxed separately as Aregulated investment companies@ under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account II are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account II=s investment income, including realized net capital gains, is not taxed to National Integrity. National Integrity reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).

YOUR CONTRACT IS AN ANNUITY

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan.

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion ratio). The remainder of each payment will be ordinary income.
After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies National Integrity of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) attributable to the taxpayer becoming disabled within the meaning of Code
Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) purchase of a first home (distribution up to $10,000, applicable to IRAs only).

However, the withdrawal provisions of your contract still apply. See "Withdrawals" in Section 5.

All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

DIVERSIFICATION STANDARDS

Each Portfolio of the Funds will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Fund monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX-FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract which apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may commence. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


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

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX-FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70-1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408 or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

FEDERAL AND STATE INCOME TAX WITHHOLDING

When required, Integrity will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. The withholding rate applicable to eligible rollover distributions is 20% unless such distribution is paid directly to an eligible retirement plan.

Certain states have indicated that a pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON NATIONAL INTEGRITY

The contracts provide that National Integrity may charge Separate Account II for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part I, Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See
Part I, Section 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals from your contract prior to your reaching age 59-1/2. Income Plus Withdrawals are exempt from the 10% penalty tax, normally applicable to early distributions made prior to age 59-1/2. See "Taxation of Annuities Generally," in Section 7. Once distributions begin they should not be changed or stopped until the later of age 59-1/2 or five years from the date of the first distribution. If you change or stop the distribution or take an additional withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under the Income Plus Program and for any interest thereon.

The Income Plus Withdrawal Program may be elected at any time if you are below age 59-1/2. You can elect this option by submitting the proper election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We will calculate the amount of the distribution under a method selected by you. The minimum Income Plus Withdrawal currently is $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll under our Income Plus Withdrawal Program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one Business Day after our receipt of the form. You or we may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or amend the Income Plus Program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. This program is not available in concert with the Systematic Withdrawal Program, Dollar Cost Averaging, or Asset Allocation and Rebalancing Program.

Amounts withdrawn by you under the Income Plus Withdrawal Program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the Janus Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our customized asset rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

GROs are not eligible for the customized asset rebalancing program.

To enroll under our customized asset rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the customized asset rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the customized asset rebalancing program at any time.

ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated among the Options currently established for each Model. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

When selecting this program, contributions will be allocated and your variable portfolios will be rebalanced at least annually as recommended by the Asset Allocation & Rebalancing Program. The program applies to all contributions made to your annuity contract. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part I, Section 4.

In each investor profile, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO will not be reallocated or rebalanced while participating in a specific investor profile. You may cancel or change the investment profile you have selected at any time. However, the GRO funds may be subject to a market value adjustment
(MVA) that may increase or decrease your account value.

To enroll under the Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form (Catalog #1814) found in the back of this prospectus. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. If, after selecting one of the five Models, you initiate a transaction that results in a reallocation outside one of the Models, your participation in the Model program is automatically terminated. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program is not available in concert with the Customized Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $1,000 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the Janus Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A CUMULATIVE TOTAL RETURN reflects an Option's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise YIELD. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.
The Janus Aspen Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The J.P. Morgan Bond Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

SECTION 9 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 1997

Notwithstanding anything in the prospectus to the contrary, for contracts issued prior to January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals
     - for Annuitants less than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit.

Notwithstanding anything in the prospectus to the contrary, for contracts issued on or after January 1, 1995, the amount of the death benefit is the greatest of:

     -    your  Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

The ENHANCED MINIMUM DEATH BENEFIT is equal to the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. On a monthly basis thereafter we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary on which your nearest birthday is your 70th, subject to the maximum, and subtracting the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated relative to such withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is equal to the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions and the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit less any withdrawals or transfers and less the interest calculated on a pro rata basis on such withdrawn or transferred amount. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals inclusive of any market value adjustments made under the contract, multiplying the result by two, and then adding to that amount your total contributions made after the first five participation years.

REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995 but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE

If your contract was issued prior to February 15, 1997, contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, this percentage charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, the contribution year in which each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year.
No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during such year, plus withdrawals made during such year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.


          CONTRIBUTION YEAR IN WHICH                   CHARGE AS A % OF THE
          WITHDRAWN CONTRIBUTION WAS MADE              CONTRIBUTION WITHDRAWN
          -------------------------------              ----------------------

                Current. . . . . . . . . . . . . . . .             7%
                First Prior. . . . . . . . . . . . . .             6
                Second Prior . . . . . . . . . . . . .             5
                Third Prior. . . . . . . . . . . . . .             4
                Fourth Prior . . . . . . . . . . . . .             3
                Fifth Prior. . . . . . . . . . . . . .             2
                Sixth Prior and Earlier. . . . . . . .             0

No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from National Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies that provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 15, 1997, THE FOLLOWING SHALL APPLY:

RETIREMENT DATE

For Contracts issued prior to January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

The Callan Asset Allocation and Rebalancing Program utilizes the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model. HARDSHIP WAIVERS

Hardship Waivers are not available.

APPENDIX A

               ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:  $50,000.00

               GRO Account duration:     7 Years

               Guaranteed Interest Rate: 5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                      48/12
     -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                    48/12
     .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

             Free Amount =    $ 5,788.13

         Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

     $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,312.82 = $20,000.00 - $413.41 + $726.23

The ending Account Value would be:

     $37,568.43 = $57,881.25 - $20,312.82

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                                                               RULE 497 (c)
                                                               FILE NO. 33-51126

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1998

                                         FOR

                               PINNACLE(VERSION III)

                         FLEXIBLE PREMIUM VARIABLE ANNUITY

                                     ISSUED BY

                     NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                        AND

                       FUNDED THROUGH ITS SEPARATE ACCOUNT II



                                  TABLE OF CONTENTS
                                                                            Page

Part 1 - National Integrity and Custodian. . . . . . . . . . . . . . . . . . .2
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . . . .3
Part 3 - Performance Information . . . . . . . . . . . . . . . . . . . . . . .3
Part 4 - Determination of Annuity Unit Values. . . . . . . . . . . . . . . . 10
Part 5 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 11

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1998. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 200 Park Avenue, 20th Floor, New York, New York 10166, or by calling 1-800-325-8583.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity is a New York stock life insurance company that sells life insurance and annuities. Its offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166. National Integrity, the depositor of Separate Account II, is a wholly owned subsidiary of Integrity Life Insurance Company. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

In June 1997, ARM Financial completed an initial public offering (the "Offering") of 9.2 million shares of Class A common stock, par value of $.01 per share (the "New Class As Common Stock"), of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by the Morgan Stanley Stockholders (as defined below). Concurrent with the closing of the Offering, ARM Financial amended and restated its Certificate of Incorporation to effectuate a recapitalization such that (i) the common equity of ARM Financial consists of New Class A Common Stock and Class B Non-Voting Common Stock, par value of $.01 per share (the "New Class B Common Stock" and, together with the New Class A Common Stock, the "New Common Stock"), (ii) authorized shares of the New Class A Common Stock and New Class B common Stock were increased to 150 million shares and 50 million shares, respectively, (iii) each outstanding share of common stock of ARM Financial was converted into one share of New Class A Common Stock, (iv) certain shares of the New Class A Common Stock owned by private equity funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the successor to Morgan Stanley Group Inc. in its merger with Dean Witter, Discover & Co.) (the "Morgan Stanley Stockholders") were converted into New Class B Common Stock such that, after giving effect to such conversion, but not giving effect to the Offering, the Morgan Stanley Stockholders owned, in the aggregate, 49% of the outstanding New Class A Common Stock, and (v) each share of New Common Stock was split into 706 shares of New Common Stock. Holders of New Class B Common Stock have not right to vote on matters submitted to a vote of stockholders, except in certain circumstances. Shares of the New Class B Common Stock have no preemptive or other subscription rights and are convertible into an equal number of shares of New Class A Common Stock (1) at the option of the holder thereof to the extent that, following such conversion, the Morgan Stanley Stockholders will not, in the aggregate, own more than 49% of the outstanding shares of New Class A Common Stock, and (2) automatically upon the transfer of such shares by any Morgan Stanley Stockholder to a person that is not a Morgan Stanley Stockholder or an affiliate of a Morgan Stanley Stockholder. The Morgan Stanley Stockholders owned approximately 91% of the outstanding shares of ARM Financial's common stock prior to the Offering and approximately 53% following the Offering.

National Integrity is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which National Integrity's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on National Integrity's core business operations. While National Integrity believes its planning efforts are adequate to address its year 2000 concerns, there can be no guarantee that the systems of other companies on which National Integrity's operations rely will be converted on a timely basis and will not have a material effect on National Integrity.

No person has the direct or indirect power to control Morgan Stanley, Dean Witter, Discover & Co., except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley, Dean Witter, Discover & Co., is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 13% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley, Dean Witter, Discover & Co., and its predecessor.

On April 22, 1998, ARM filed a registration statement with the SEC for a secondary offering of 10 million shares of its Class A Common Stock (the "Secondary Offering"). The Morgan Stanley Stockholders propose to sell all 10 million shares and, if the underwriters' over-allotment is exercised, up to an additional 1.5 million shares. The Secondary Offering is expected to be made in May 1998 through a syndicate of underwriters led by Morgan Stanley & Co. Incorporated.

Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1996 and 1997, including services applicable to the Registrant, were $6,007,766 and $5,855,216, respectively.

National Integrity is the custodian for the shares of Portfolios owned by the Separate Account. The Portfolios' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6.5% of initial contributions. The amount of distribution allowances paid was $223,270, $51,204, $123,719 and $684,838 for the years ended December 31, 1997, 1996, 1995, and
1994, respectively. No distribution allowances were retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in other information furnished to shareholders. The Janus Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000 and will not reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge is not reflected because the contracts are designed for long term investment. An assumed initial investment of $60,000 will be used because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations although the Contracts were not available at that time.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in the value of a hypothetical historical investment in the Option over certain periods, including 1, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average
                                                                        n
annual returns are calculated pursuant to the following formula: P(1+T) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
                                                            365/7
                Effective Yield = {(Base Period Return) + 1)     } - 1


For the period ending: 12/31/97                                                         All figures are unaudited

                                                                          SEC STANDARDIZED
RETURNS WITH SURRENDER CHARGES                     VARIABLE          AVERAGE ANNUAL RETURN (1)
                                                    ACCOUNT    ------------------------------------
                                                   INCEPTION                                          LIFE OF
VARIABLE OPTIONS                                    DATE (2)     1 YEAR       5 YEAR      10 YEAR     ACCOUNT
----------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - EAFE Equity Index        11/6/97        n/a          n/a         n/a       x.xx%
BT Insurance Funds Trust - Equity 500 Index         11/6/97        n/a          n/a         n/a       x.xx
BT Insurance Funds Trust - Small Cap Index          11/6/97        n/a          n/a         n/a       x.xx
Fidelity's VIP Equity-Income                        11/7/97        n/a          n/a         n/a       x.xx
Fidelity's VIP II Contrafund                        11/6/97        n/a          n/a         n/a       x.xx
Fidelity's VIP III Growth & Income                  11/6/97        n/a          n/a         n/a       x.xx
Fidelity's VIP III Growth Opportunities             11/12/97       n/a          n/a         n/a       x.xx
Harris Bretall Sullivan & Smith Equity Growth       1/12/93       25.92         n/a         n/a       14.09
Janus Aspen Series Balanced                         11/5/97        n/a          n/a         n/a       x.xx
Janus Aspen Series Capital Appreciation             11/7/97        n/a          n/a         n/a       x.xx
Janus Aspen Series Worldwide Growth                 11/6/97        n/a          n/a         n/a       x.xx
JP Morgan Bond                                      11/12/97       n/a          n/a         n/a       x.xx
JP Morgan International Opportunites                11/18/97       n/a          n/a         n/a       x.xx
Morgan Stanley Asian Equity                         11/11/97       n/a          n/a         n/a       x.xx
Morgan Stanley Emerging Markets Debt                11/14/97       n/a          n/a         n/a       x.xx
Morgan Stanley High Yield                           11/11/97       n/a          n/a         n/a       x.xx
Morgan Stanley U.S. Real Estate                     11/17/97       n/a          n/a         n/a       x.xx
Scudder Kemper Value                                1/12/93       21.71         n/a         n/a       18.64
Zweig Asset Allocation                              3/26/93       13.30         n/a         n/a       11.89
Zweig Equity (Small Cap)                            1/14/93       16.42         n/a         n/a       12.37
Select Ten Plus                                       n/a          n/a          n/a         n/a        n/a
----------------------------------------------------------------------------------------------------------------



(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.

(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.

(4) Italicized returns are calculated from the inception date through year-end.

(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.


For the period ending: 12/31/97       PLEASE SEE PRIOR PAGE FOR FOOTNOTES 3, 4, AND 5.

RETURNS WITHOUT SURRENDER CHARGES (3)

                                                         CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL RETURN
                                                FUND     ---------------------------------------------------------------------------
                                              INCEPTION                            LIFE OF                                 LIFE OF
VARIABLE OPTIONS                               DATE(5)   3 YEAR   5 YEAR  10 YEAR   FUND     1 YEAR 3 YEAR  5 YEAR 10 YEAR   FUND
-----------------------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - EAFE Equity Index    6/21/96    n/a      n/a      n/a      1.35%    0.40%   n/a     n/a    n/a    0.88%
BT Insurance Funds Trust - Equity 500 Index    12/31/92  101.62   104.30     n/a    104.30    26.77   26.33   15.36   n/a   15.36
BT Insurance Funds Trust - Small Cap Index      8/13/96    n/a      n/a      n/a     37.32    23.98    n/a     n/a    n/a   25.78
Fidelity's VIP Equity-Income                   10/9/86    90.98   134.04   309.79   299.24    26.38   24.07   18.54  15.15  13.12
Fidelity's VIP II Contrafund                    1/3/95     n/a      n/a      n/a    101.88    22.47    n/a     n/a    n/a   26.46
Fidelity's VIP III Growth & Income             12/31/96    n/a      n/a      n/a     28.34    28.34    n/a     n/a    n/a   28.36
Fidelity's VIP III Growth Opportunities         1/3/95     n/a      n/a      n/a     95.57    28.20    n/a     n/a    n/a   25.12
Harris Bretall Sullivan & Smith Equity Growth   1/12/93   94.14     n/a      n/a     95.46    32.92   24.75    n/a    n/a   14.45
Janus Aspen Series Balanced                     9/13/93   69.95     n/a      n/a     80.52    20.45   19.34    n/a    n/a   14.73
Janus Aspen Series Capital Appreciation         5/1/97     n/a      n/a      n/a     25.46     n/a     n/a     n/a    n/a   40.43
Janus Aspen Series Worldwide Growth             9/13/93   92.75     n/a      n/a    129.02    20.51   24.45    n/a    n/a   21.26
JP Morgan Bond                                  1/3/95     n/a      n/a      n/a     22.49     7.47    n/a     n/a    n/a    7.01
JP Morgan International Opportunities           1/3/95     n/a      n/a      n/a     24.40     4.01    n/a     n/a    n/a    7.57
Morgan Stanley Asian Equity                    12/31/91  -39.31     1.85     n/a     26.79   -43.38  -15.33     .37   n/a    4.03
Morgan Stanley Emerging Markets Debt            2/1/94   116.34     n/a      n/a     64.70    15.75   29.33    n/a    n/a   13.60
Morgan Stanley High Yield                       8/31/92   52.57    70.10     n/a     70.87    11.22   15.12   11.21   n/a   10.57
Morgan Stanley U.S. Real Estate                 1/31/95    n/a      n/a      n/a    102.08    22.88    n/a     n/a    n/a   27.29
Scudder Kemper Value                            1/12/93  126.99     n/a      n/a    136.68    28.71   31.42    n/a    n/a   18.94
Zweig Asset Allocation                          3/26/93   63.24     n/a      n/a     73.85    20.30   17.75    n/a    n/a   12.30
Zweig Equity (Small Cap)                        1/14/93   72.44     n/a      n/a     81.36    23.42   19.92    n/a    n/a   12.75
Select Ten Plus                                   n/a      n/a      n/a      n/a      n/a      n/a     n/a     n/a    n/a    n/a
-----------------------------------------------------------------------------------------------------------------------------------

                                                        CALENDAR YEAR RETURN(4)
                                               ------------------------------------------

VARIABLE OPTIONS                                 1993     1994    1995    1996     1997
-----------------------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - EAFE Equity Index      n/a      n/a     n/a     0.94%   0.40%
BT Insurance Funds Trust - Equity 500 Index       4.55    -3.08   32.15   20.35   26.77
BT Insurance Funds Trust - Small Cap Index        n/a      n/a     n/a    10.76   23.98
Fidelity's VIP Equity-Income                     16.70     5.01   34.05   12.73   26.38
Fidelity's VIP II Contrafund                      n/a      n/a    37.86   19.57   22.47
Fidelity's VIP III Growth & Income                n/a      n/a     n/a     n/a    28.34
Fidelity's VIP III Growth Opportunities           n/a      n/a    30.76   16.67   28.20
Harris Bretall Sullivan & Smith Equity Growth    -1.91     2.64   29.93   12.42   32.92
Janus Aspen Series Balanced                       6.77     -.51   23.11   14.60   20.45
Janus Aspen Series Capital Appreciation           n/a      n/a     n/a     n/a    25.46
Janus Aspen Series Worldwide Growth              18.62      .17   25.66   27.28   20.51
JP Morgan Bond                                    n/a      n/a    13.36     .54    7.47
JP Morgan International Opportunities             n/a      n/a     7.16   11.62    4.01
Morgan Stanley Asian Equity                     102.53   -17.14    5.21    1.88  -43.38
Morgan Stanley Emerging Markets Debt              n/a    -23.87   25.75   48.64   15.75
Morgan Stanley High Yield                        18.31    -5.76   21.29   13.10   11.22
Morgan Stanley U.S. Real Estate                   n/a      n/a    19.58   37.53   22.88
Scudder Kemper Value                              6.47    -2.07   43.65   22.78   28.71
Zweig Asset Allocation                            7.49     -.92   19.75   13.32   20.30
Zweig Equity (Small Cap)                          7.29    -1.97   19.54   16.87   23.42
Select Ten Plus                                   n/a      n/a     n/a     n/a     n/a
-----------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.


The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German Deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

For those underlying Options which have not been held as Sub-Accounts within the Separate Account for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance such underlying Options would have achieved (reduced by the applicable charges) had they been held as Sub-Accounts within the Separate Account for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% or 3.5% a year. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

* .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

* .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1997, and for the periods indicated in the financial statements, and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1997and 1996 incorporated herein by reference to this SAI have been audited by Ernst & Young LLP as set forth in their reports incorporated herein by reference to this SAI.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                                 Financial Statements

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                                  DECEMBER 31, 1997
                         WITH REPORT OF INDEPENDENT AUDITORS

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                                 Financial Statements

                                  December 31, 1997


                                       CONTENTS

Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements

Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . .2
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . .6
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .9

                            REPORT OF INDEPENDENT AUDITORS

Contract Holders
Separate Account II of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of National Integrity Life Insurance Company (comprising, respectively, the Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Equity (Small Cap), Pinnacle Fixed Income, ARM Capital Advisors Money Market, Morgan Stanley Asian Growth, Morgan Stanley Worldwide High Income, EAFE Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, JPM International
Equity, JPM Bond, Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, and Morgan Stanley U.S. Real Estate Divisions) as of December 31, 1997 and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Legends Fund, Inc., BT Insurance Funds Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Janus Aspen Series, J.P. Morgan Series Trust II and Morgan Stanley Universal Funds, Inc. (collectively the "Funds") as of December 31, 1997, by correspondence with the transfer agents of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of National Integrity Life Insurance Company at December 31, 1997, the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Louisville, Kentucky
April 17, 1998

        Separate Account II of National Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1997


                                                                                  HARRIS BRETALL
                                                                     NICHOLAS-      SULLIVAN &
                                     RENAISSANCE     ZWEIG ASSET     APPLEGATE     SMITH EQUITY       SCUDDER       ZWEIG EQUITY
                                       BALANCED      ALLOCATION      BALANCED         GROWTH        KEMPER VALUE     (SMALL CAP)
                                     DIVISION (1)     DIVISION      DIVISION (1)     DIVISION       DIVISION (2)      DIVISION
                                   ------------------------------------------------------------------------------------------------
ASSETS
Investments at value (cost of
  $49,372,244 in the aggregate)      $          -    $  6,199,853   $          -   $  7,901,499     $  6,831,557     $  2,991,892

LIABILITIES
Payable to (receivable from)
  the general account of
   National Integrity                           -           1,745              -         (1,452)             490             (664)
                                   ------------------------------------------------------------------------------------------------

NET ASSETS                           $          -    $  6,198,108   $          -   $  7,902,951     $  6,831,067     $  2,992,556
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------

Unit value                           $          -    $      17.38   $          -   $      19.55     $      23.67     $      18.14
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------

Units outstanding                               -         356,623              -        404,243          288,596          164,970
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------


                                                       ARM CAPITAL   MORGAN STANLEY  MORGAN STANLEY
                                    PINNACLE FIXED      ADVISORS       WORLDWIDE       WORLDWIDE     EAFE EQUITY   EQUITY 500
                                        INCOME        MONEY MARKET    HIGH INCOME     HIGH INCOME      INDEX          INDEX
                                     DIVISION (1)     DIVISION (1)    DIVISION (1)    DIVISION (1)   DIVISION       DIVISION
                                   --------------------------------------------------------------------------------------------
ASSETS
Investments at value (cost of
  $49,372,244 in the aggregate)      $          -    $          -   $          -   $          -     $   55,582     $  789,081

LIABILITIES
Payable to (receivable from)
  the general account of
   National Integrity                           -               -              -              -             27            313
                                   --------------------------------------------------------------------------------------------

NET ASSETS                           $          -    $          -   $          -   $          -     $   55,555     $  788,768
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------

Unit value                           $          -    $          -   $          -   $          -     $     9.88     $    10.32
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------

Units outstanding                               -               -              -              -          5,623         76,431
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------


                                      SMALL CAP    VIP EQUITY-
                                        INDEX        INCOME
                                      DIVISION      DIVISION
                                   ----------------------------
ASSETS
Investments at value (cost of
  $49,372,244 in the aggregate)      $  415,702    $  660,748

LIABILITIES
Payable to (receivable from)
  the general account of
   National Integrity                       (67)          141
                                   ----------------------------

NET ASSETS                           $  415,769    $  660,607
                                   ----------------------------
                                   ----------------------------

Unit value                           $     9.85    $    10.42
                                   ----------------------------
                                   ----------------------------

Units outstanding                        42,210        63,398
                                   ----------------------------
                                   ----------------------------


(1) Effective November 14, 1997, the net assets of the division were transferred to a new division through a substitution

(2) Effective December 31, 1997, Scudder Kemper became the sub-adviser to the portfolio (formerly Dreman Value or Zurich Kemper Value)

SEE ACCOMPANYING NOTES.

        Separate Account II of National Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1997


                                                      VIP III       VIP III       JANUS ASPEN                      JANUS ASPEN
                                      VIP II         GROWTH &        GROWTH         CAPITAL        JANUS ASPEN      WORLDWIDE
                                    CONTRAFUND        INCOME     OPPORTUNITIES    APPRECIATION      BALANCED         GROWTH
                                      DIVISION       DIVISION       DIVISION        DIVISION        DIVISION        DIVISION
                                   --------------------------------------------------------------------------------------------
ASSETS
Investments at value (cost of
  $49,372,244 in the aggregate)      $  649,291     $  204,727     $  784,614     $  592,723     $  18,293,436     $  205,276

LIABILITIES
Payable to (receivable from)
  the general account of
   National Integrity                      (319)           (50)            60           (130)           (2,712)           (27)
                                   --------------------------------------------------------------------------------------------

NET ASSETS                           $  649,610     $  204,777     $  784,554     $  592,853     $  18,296,148     $  205,303
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------

Unit value                           $     9.91     $    10.31     $    10.65     $    10.03     $       10.01     $     9.93
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------

Units outstanding                        65,551         19,862         73,667         59,108         1,827,787         20,675
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------


                                                        JPM                                         MORGAN STANLEY
                                    JANUS ASPEN    INTERNATIONAL                   MORGAN STANLEY      EMERGING     MORGAN STANLEY
                                    MONEY MARKET       EQUITY        JPM BOND       ASIAN EQUITY     MARKETS DEBT     HIGH YIELD
                                      DIVISION        DIVISION       DIVISION         DIVISION         DIVISION         DIVISION
                                   -----------------------------------------------------------------------------------------------
ASSETS
Investments at value (cost of
  $49,372,244 in the aggregate)      $ 1,608,709     $  54,507     $  1,609,655     $  1,405,865     $ 1,004,781       $  337,550

LIABILITIES
Payable to (receivable from)
  the general account of
   National Integrity                       (690)         (101)            (471)           9,615             318                6
                                   -----------------------------------------------------------------------------------------------

NET ASSETS                           $ 1,609,399     $  54,608     $  1,610,126     $  1,396,250    $  1,004,463       $  337,544
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------

Unit value                           $     10.06     $   10.19     $      10.16     $       9.23    $      10.88       $    10.19
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------

Units outstanding                        159,980         5,359          158,477          151,273          92,322           33,125
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------


                                   MORGAN STANLEY
                                  U.S. REAL ESTATE
                                     DIVISION          TOTAL
                                 --------------------------------
ASSETS
Investments at value (cost of
  $49,372,244 in the aggregate)      $  91,536     $  52,688,584

LIABILITIES
Payable to (receivable from)
  the general account of
   National Integrity                     (130)            5,902
                                 --------------------------------

NET ASSETS                           $  91,666     $  52,682,682
                                 --------------------------------
                                 --------------------------------

Unit value                           $   10.38
                                 -------------
                                 -------------

Units outstanding                        8,831
                                 -------------
                                 -------------


(1) Effective November 14, 1997, the net assets of the division were transferred to a new division through a substitution

(2) Effective December 31, 1997, Scudder Kemper became the sub-adviser to the portfolio (formerly Dreman Value or Zurich Kemper Value)

SEE ACCOMPANYING NOTES.

        Separate Account II of National Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 1997


                                                                                  HARRIS BRETALL
                                                                     NICHOLAS-      SULLIVAN &
                                     RENAISSANCE     ZWEIG ASSET     APPLEGATE     SMITH EQUITY       SCUDDER       ZWEIG EQUITY
                                       BALANCED      ALLOCATION      BALANCED         GROWTH        KEMPER VALUE     (SMALL CAP)
                                     DIVISION (1)     DIVISION      DIVISION (1)     DIVISION         DIVISION        DIVISION
                                   ------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends               $  1,276,681    $    73,567    $  1,725,492   $    527,167     $  1,190,467     $  119,108

EXPENSES
  Mortality and expense risk and
      administrative charges               97,057         80,370         142,584         99,322           87,575         31,791
                                   ------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            1,179,624         (6,803)      1,582,908        427,845        1,102,892         87,317

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
       of investments                     (47,650)       283,834       1,142,519        416,103        1,054,089        134,755
    Net unrealized appreciation
       (depreciation) of investments:
         Beginning of period              331,511        528,354         745,131         82,343          778,795          4,239
         End of period                          -      1,346,313               -      1,256,040          192,707        273,307
                                   ------------------------------------------------------------------------------------------------
    Change in net unrealized
        appreciation/depreciation
        during the period                (331,511)       817,959        (745,131)     1,173,697         (586,088)       269,068
                                   ------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS             (379,161)     1,101,793         397,388      1,589,800          468,001        403,823
                                   ------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS          $    800,463    $ 1,094,990    $  1,980,296   $  2,017,645     $  1,570,893     $  491,140
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------


                                                       ARM CAPITAL                   MORGAN STANLEY
                                    PINNACLE FIXED      ADVISORS     MORGAN STANLEY    WORLDWIDE     EAFE EQUITY   EQUITY 500
                                        INCOME        MONEY MARKET    ASIAN GROWTH    HIGH INCOME      INDEX         INDEX
                                     DIVISION (1)     DIVISION (1)    DIVISION (1)    DIVISION (1)   DIVISION (2)  DIVISION (2)
                                   --------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Reinvested dividends            $ 122,635         $ 58,183     $     8,277    $      266,243     $        -    $       -

EXPENSES
  Mortality and expense risk and
    administrative charges              16,883           17,592          32,667            12,239             77          817
                                   --------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)           105,752           40,591         (24,390)          254,004            (77)        (817)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                    23,940                -      (1,083,367)         (173,515)          (230)         552
    Net unrealized appreciation
      (depreciation) of investments:
        Beginning of period             45,807                -         116,343            23,791              -            -
        End of period                        -                -               -                 -            648       17,065
                                   --------------------------------------------------------------------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                (45,807)               -        (116,343)          (23,791)           648       17,065
                                   --------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS        (21,867)               -      (1,199,710)         (197,306)           418       17,617
                                   --------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS       $  83,885        $  40,591     $(1,224,100)   $       56,698     $      341    $  16,800
                                   --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------


                                         SMALL CAP       VIP EQUITY-
                                           INDEX           INCOME
                                       DIVISION (2)      DIVISION (2)
                                      --------------------------------
INVESTMENT INCOME
     Reinvested dividends              $           -    $           -

EXPENSES
  Mortality and expense risk and
    administrative charges                       586              605
                                      --------------------------------
NET INVESTMENT INCOME (LOSS)                    (586)            (605)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                          (1,178)             804
    Net unrealized appreciation
      (depreciation) of investments:
        Beginning of period                        -                -
        End of period                          7,146           13,995
                                      --------------------------------
    Change in net unrealized
      appreciation/depreciation
      during the period                        7,146           13,995
                                      --------------------------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS                5,968           14,799
                                      --------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS         $       5,382    $      14,194
                                      --------------------------------
                                      --------------------------------

(1)  For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period November 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

        Separate Account II of National Integrity Life Insurance Company

                             Statement of Operations

                           Year Ended December 31, 1997


                                                             VIP III      VIP III       JANUS ASPEN                   JANUS ASPEN
                                               VIP II       GROWTH &      GROWTH          CAPITAL       JANUS ASPEN    WORLDWIDE
                                             CONTRAFUND      INCOME    OPPORTUNITIES    APPRECIATION     BALANCED       GROWTH
                                             DIVISION(2)  DIVISION(2)   DIVISION(2)      DIVISION(2)    DIVISION(2)   DIVISION(2)
                                            --------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                      $         -   $     5,031  $         -    $     1,874      $   157,125    $       438

EXPENSES
  Mortality and expense risk and
    administrative charges                          584           298          679            521           32,457            299
                                            --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (584)        4,733         (679)         1,353          124,668            139

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                               (604)         (575)       1,560           (471)          10,342           (172)
    Net unrealized appreciation
      (depreciation) of investments:
        Beginning of period                           -             -            -              -                -              -
        End of period                            12,890           335        7,004         14,295          239,772          5,622
                                            --------------------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period             12,890           335        7,004         14,295          239,772          5,622
                                            --------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                     12,286          (240)       8,564         13,824          250,114          5,450
                                            --------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $    11,702   $     4,493  $     7,885    $    15,177      $   374,782     $    5,589
                                            --------------------------------------------------------------------------------------
                                            --------------------------------------------------------------------------------------


                                                                 JPM                                      MORGAN STANLEY
                                             JANUS ASPEN    INTERNATIONAL                MORGAN STANLEY      EMERGING
                                             MONEY MARKET      EQUITY        JPM BOND     ASIAN EQUITY     MARKETS DEBT
                                               DIVISION(2)    DIVISION(2)   DIVISION(2)    DIVISION(2)     DIVISION(2)
                                            ----------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                       $     9,388    $     6,835   $    42,804    $     1,827      $   36,847

EXPENSES
  Mortality and expense risk and
    administrative charges                         2,509            193         2,661          2,381           1,908
                                            ----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       6,879          6,642        40,143           (554)         34,939

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                   -            (21)           13         (1,417)         13,489
    Net unrealized appreciation
      (depreciation) of investments:
        Beginning of period                            -              -             -              -               -
        End of period                                 49         (5,952)      (20,141)       (75,264)         45,758
                                            ----------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                  49         (5,952)      (20,141)       (75,264)         45,758
                                            ----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                          49         (5,973)      (20,128)       (76,681)         59,247
                                            ----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $     6,928    $       669   $    20,015    $   (77,235)     $   94,186
                                            ----------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------



                                           MORGAN STANLEY    MORGAN STANLEY
                                             HIGH YIELD     U.S. REAL ESTATE
                                             DIVISION(2)       DIVISION(2)        TOTAL
                                          -------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                      $    21,906        $     2,051    $ 5,653,946

EXPENSES
  Mortality and expense risk and
    administrative charges                          520                173        665,348
                                          -------------------------------------------------
NET INVESTMENT INCOME (LOSS)                     21,386              1,878      4,988,598

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                                (99)                33      1,772,734
    Net unrealized appreciation
      (depreciation) of investments:
        Beginning of period                           -                  -      2,656,314
        End of period                           (15,980)               731      3,316,340
                                          -------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period            (15,980)               731        660,026
                                          -------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                    (16,079)               764      2,432,760
                                          -------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $     5,307        $     2,642    $ 7,421,358
                                          -------------------------------------------------
                                          -------------------------------------------------

(1)  For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period November 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

        Separate Account II of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1997


                                                                                                 HARRIS BRETALL
                                                                                    NICHOLAS-      SULLIVAN &
                                                      RENAISSANCE    ZWEIG ASSET    APPLEGATE     SMITH EQUITY       SCUDDER
                                                        BALANCED     ALLOCATION     BALANCED         GROWTH        KEMPER VALUE
                                                      DIVISION(1)     DIVISION      DIVISION(1)     DIVISION         DIVISION
                                                    -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                      $ 1,179,624   $    (6,803)   $ 1,582,908     $   427,845     $ 1,102,892
    Net realized gain (loss) on sales of investments      (47,650)      283,834      1,142,519         416,103       1,054,089
    Change in net unrealized appreciation/
      depreciation during the period                     (331,511)      817,959       (745,131)      1,173,697        (586,088)
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                         800,463     1,094,990      1,980,296       2,017,645       1,570,893

INCREASE (DECREASE)  IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders                    50,240       282,086        217,130         476,558       1,165,539
    Contract terminations and benefits                 (2,048,893)     (447,276)      (797,813)       (676,940)       (637,094)
    Net transfers among investment options             (6,987,630)     (360,213)   (13,062,770)       (364,132)       (741,595)
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                   (8,986,283)     (525,403)   (13,643,453)       (564,514)       (213,150)

INCREASE (DECREASE) IN NET ASSETS                      (8,185,820)      569,587    (11,663,157)      1,453,131       1,357,743

Net assets, beginning of year                           8,185,820     5,628,521     11,663,157       6,449,820       5,473,324
                                                    -------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                               $         -   $ 6,198,108    $         -     $ 7,902,951     $ 6,831,067
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                             3,235        15,508         12,383          24,893          50,208
  Terminations and benefits                              (136,537)      (28,230)       (48,344)        (36,846)        (29,791)
  Net transfers                                          (458,159)      (20,172)      (743,141)        (22,269)        (29,446)
                                                    -------------------------------------------------------------------------------
Increase (decrease) in units                             (591,461)      (32,894)      (779,102)        (34,222)         (9,029)
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------



                                                                                      ARM CAPITAL                   MORGAN STANLEY
                                                     ZWEIG EQUITY   PINNACLE FIXED      ADVISORS     MORGAN STANLEY    WORLDWIDE
                                                      (SMALL CAP)       INCOME        MONEY MARKET    ASIAN GROWTH    HIGH INCOME
                                                       DIVISION      DIVISION(1)       DIVISION(1)    DIVISION(1)    DIVISION(1)
                                                    -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                     $    87,317     $   105,752       $    40,591   $   (24,390)   $   254,004
    Net realized gain (loss) on sales of investments     134,755          23,940                 -    (1,083,367)      (173,515)
    Change in net unrealized appreciation/
      depreciation during the period                     269,068         (45,807)                -      (116,343)       (23,791)
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        491,140          83,885            40,591    (1,224,100)        56,698

INCREASE (DECREASE)  IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders                  702,306          75,944           253,284        61,870        194,121
    Contract terminations and benefits                  (123,974)       (665,750)       (2,648,502)     (356,571)       (47,984)
    Net transfers among investment options              (116,828)     (1,012,688)        1,008,280    (1,958,536)    (1,162,798)
                                                    -------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                     461,504      (1,602,494)       (1,386,938)   (2,253,237)    (1,016,661)

INCREASE (DECREASE) IN NET ASSETS                        952,644      (1,518,609)       (1,346,347)   (3,477,337)      (959,963)

Net assets, beginning of year                          2,039,912       1,518,609         1,346,347     3,477,337        959,963
                                                    -------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                              $ 2,992,556     $         -       $         -   $         -    $         -
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                           42,184           6,235            22,812         6,152         12,450
  Terminations and benefits                               (6,914)        (55,386)         (239,148)      (37,573)        (2,859)
  Net transfers                                           (9,164)        (83,132)           92,363      (300,386)       (79,204)
                                                    -------------------------------------------------------------------------------
Increase (decrease) in units                              26,106        (132,283)         (123,973)     (331,807)       (69,613)
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------


                                                    EAFE EQUITY    EQUITY 500     SMALL CAP     VIP EQUITY-
                                                       INDEX         INDEX          INDEX         INCOME
                                                    DIVISION(2)    DIVISION(2)    DIVISION(2)   DIVISION(2)
                                                    --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                    $       (77)  $      (817)   $      (586)   $      (605)
    Net realized gain (loss) on sales of investments       (230)          552         (1,178)           804
    Change in net unrealized appreciation/
      depreciation during the period                        648        17,065          7,146         13,995
                                                    --------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                           341        16,800          5,382         14,194

INCREASE (DECREASE)  IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders                  39,018       578,039        166,071        570,182
    Contract terminations and benefits                        -             -           (171)             -
    Net transfers among investment options               16,196       193,929        244,487         76,231
                                                    --------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                     55,214       771,968        410,387        646,413

INCREASE (DECREASE) IN NET ASSETS                        55,555       788,768        415,769        660,607

Net assets, beginning of year                                 -             -              -              -
                                                    --------------------------------------------------------

NET ASSETS, END OF YEAR                             $    55,555   $   788,768    $   415,769    $   660,607
                                                    --------------------------------------------------------
                                                    --------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                           4,002        56,973         17,076         55,783
  Terminations and benefits                                   -             -            (17)             -
  Net transfers                                           1,621        19,458         25,151          7,615
                                                    --------------------------------------------------------
Increase (decrease) in units                              5,623        76,431         42,210         63,398
                                                    --------------------------------------------------------
                                                    --------------------------------------------------------

(1)  For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period November 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

        Separate Account II of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1997


                                                                       VIP III       VIP III       JANUS ASPEN
                                                         VIP II        GROWTH &       GROWTH         CAPITAL       JANUS ASPEN
                                                       CONTRAFUND       INCOME     OPPORTUNITIES   APPRECIATION      BALANCED
                                                       DIVISION(2)    DIVISION(2)   DIVISION(2)     DIVISION(2)    DIVISION(2)
                                                      -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                      $      (584)   $     4,733   $      (679)    $     1,353    $   124,668
    Net realized gain (loss) on sales of investments         (604)          (575)        1,560            (471)        10,342
    Change in net unrealized appreciation/
      depreciation during the period                       12,890            335         7,004          14,295        239,772
                                                      -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                          11,702          4,493         7,885          15,177        374,782

INCREASE (DECREASE)  IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders                   541,632         58,386        75,419         523,386         90,044
    Contract terminations and benefits                          -           (199)          (12)              -       (309,924)
    Net transfers among investment options                 96,276        142,097       701,262          54,290     18,141,246
                                                      -------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                      637,908        200,284       776,669         577,676     17,921,366

INCREASE (DECREASE) IN NET ASSETS                         649,610        204,777       784,554         592,853     18,296,148

Net assets, beginning of year                                   -              -             -               -              -
                                                      -------------------------------------------------------------------------

NET ASSETS, END OF YEAR                               $   649,610    $   204,777   $   784,554     $   592,853    $18,296,148
                                                      -------------------------------------------------------------------------
                                                      -------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                            55,713          5,726         7,215          53,566         10,767
  Terminations and benefits                                     -            (19)           (1)              -        (29,850)
  Net transfers                                             9,838         14,155        66,453           5,542      1,846,870
                                                      -------------------------------------------------------------------------
Increase (decrease) in units                               65,551         19,862        73,667          59,108      1,827,787
                                                      -------------------------------------------------------------------------
                                                      -------------------------------------------------------------------------


                                                       JANUS ASPEN                     JPM
                                                        WORLDWIDE    JANUS ASPEN   INTERNATIONAL                MORGAN STANLEY
                                                         GROWTH      MONEY MARKET     EQUITY       JPM BOND      ASIAN EQUITY
                                                       DIVISION(2)   DIVISION(2)    DIVISION(2)   DIVISION(2)     DIVISION(2)
                                                     -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                      $       139    $     6,879   $     6,642   $    40,143   $      (554)
    Net realized gain (loss) on sales of investments         (172)             -           (21)           13        (1,417)
    Change in net unrealized appreciation/
      depreciation during the period                        5,622             49        (5,952)      (20,141)      (75,264)
                                                     -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                           5,589          6,928           669        20,015       (77,235)

INCREASE (DECREASE)  IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders                    54,415        934,647        16,749        42,312         5,253
    Contract terminations and benefits                          -        (33,861)         (148)       (7,095)      (29,383)
    Net transfers among investment options                145,299        701,685        37,338     1,554,894     1,497,615
                                                     -------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                      199,714      1,602,471        53,939     1,590,111     1,473,485

INCREASE (DECREASE) IN NET ASSETS                         205,303      1,609,399        54,608     1,610,126     1,396,250

Net assets, beginning of year                                   -              -             -             -             -
                                                     -------------------------------------------------------------------------

NET ASSETS, END OF YEAR                               $   205,303    $ 1,609,399   $    54,608   $ 1,610,126   $ 1,396,250
                                                     -------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                             5,578         93,292         1,650         4,196           532
  Terminations and benefits                                     -         (3,383)          (15)         (704)       (3,050)
  Net transfers                                            15,097         70,071         3,724       154,985       153,791
                                                     -------------------------------------------------------------------------
Increase (decrease) in units                               20,675        159,980         5,359       158,477       151,273
                                                     -------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------


                                                      MORGAN STANLEY
                                                         EMERGING     MORGAN STANLEY   MORGAN STANLEY
                                                       MARKETS DEBT     HIGH YIELD    U.S. REAL ESTATE
                                                         DIVISION(2)    DIVISION(2)      DIVISION(2)       TOTAL
                                                     ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                       $    34,939    $    21,386       $     1,878     $ 4,988,598
    Net realized gain (loss) on sales of investments        13,489            (99)               33       1,772,734
    Change in net unrealized appreciation/
      depreciation during the period                        45,758        (15,980)              731         660,026
                                                     ----------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                           94,186          5,307             2,642       7,421,358

INCREASE (DECREASE)  IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders                          -         42,907            41,347       7,258,885
    Contract terminations and benefits                     (90,245)          (194)                -      (8,922,029)
    Net transfers among investment options               1,000,522        289,524            47,677         181,658
                                                     ----------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                       910,277        332,237            89,024      (1,481,486)

INCREASE (DECREASE) IN NET ASSETS                        1,004,463        337,544            91,666       5,939,872

Net assets, beginning of year                                    -              -                 -      46,742,810
                                                     ----------------------------------------------------------------

NET ASSETS, END OF YEAR                                $ 1,004,463    $   337,544       $    91,666     $52,682,682
                                                     ----------------------------------------------------------------
                                                     ----------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                                  -          4,232             4,098
  Terminations and benefits                                 (8,475)           (19)                -
  Net transfers                                            100,797         28,912             4,733
                                                     -----------------------------------------------
Increase (decrease) in units                                92,322         33,125             8,831
                                                     -----------------------------------------------
                                                     -----------------------------------------------

(1)  For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period November 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

           Separate Account II of National Integrity Life Insurance Company

                          Statement of Changes in Net Assets

                             Year Ended December 31, 1996


                                                                                       HARRIS BRETALL
                                                                          NICHOLAS-      SULLIVAN &                     ZWEIG
                                             RENAISSANCE   ZWEIG ASSET    APPLEGATE     SMITH EQUITY     DREMAN        EQUITY
                                               BALANCED    ALLOCATION     BALANCED         GROWTH        VALUE       (SMALL CAP)
                                               DIVISION     DIVISION      DIVISION        DIVISION      DIVISION      DIVISION
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income (loss)              $   934,507   $   611,194   $ 1,092,784     $   397,340   $   190,179   $   149,430
  Net realized gain on sales of investments     393,940       196,615       517,897         472,123       814,248       497,943
  Change in net unrealized appreciation/
    depreciation during the period             (662,988)     (123,779)     (414,597)       (366,257)       44,890      (299,432)
                                           -------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                               665,459       684,030     1,196,084         503,206     1,049,317       347,941

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders         163,477       442,528       425,966         363,225       654,221       203,396
    Contract terminations and benefits         (505,425)     (626,730)     (899,360)       (419,837)     (512,310)     (646,821)
    Net transfers among investment options     (937,403)     (244,654)      457,484       1,101,836       618,917      (813,891)
                                           -------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions         (1,279,351)     (428,856)      (15,910)      1,045,224       760,828    (1,257,316)
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS              (613,892)      255,174     1,180,174       1,548,430     1,810,145      (909,375)

Net assets, beginning of year                 8,799,712     5,373,347    10,482,983       4,901,390     3,663,179     2,949,287
                                           -------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                     $ 8,185,820   $ 5,628,521   $11,663,157     $ 6,449,820   $ 5,473,324   $ 2,039,912
                                           -------------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                  12,452        33,546        24,432          26,839        42,120        15,294
  Terminations and benefits                     (37,773)      (47,095)      (67,575)        (29,734)      (30,046)      (48,315)
  Net transfers                                 (69,088)      (18,373)       25,060          66,636        41,013       (62,744)
                                           -------------------------------------------------------------------------------------
Increase (decrease) in units                    (94,409)      (31,922)      (18,083)         63,741        53,087       (95,765)
                                           -------------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------------


                                                              ARM
                                                             CAPITAL        MORGAN        MORGAN
                                               PINNACLE      ADVISORS       STANLEY       STANLEY
                                                FIXED        MONEY          ASIAN       WORLDWIDE
                                               INCOME        MARKET         GROWTH      HIGH INCOME
                                               DIVISION      DIVISION      DIVISION      DIVISION        TOTAL
                                           ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income (loss)               $    31,210   $    93,722   $   (45,007)   $    82,534   $ 3,537,893
  Net realized gain on sales of investments        6,428             -        26,325         49,594     2,975,113
  Change in net unrealized appreciation/
    depreciation during the period               (29,853)            -        66,109          9,516    (1,776,391)
                                           ------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                  7,785        93,722        47,427        141,644     4,736,615

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders           38,182       556,466       594,972        144,499     3,586,932
    Contract terminations and benefits          (149,059)   (2,026,755)     (250,466)       (37,245)   (6,074,008)
    Net transfers among investment options       (21,922)     (821,309)      663,821        373,794       376,673
                                           ------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions            (132,799)   (2,291,598)    1,008,327        481,048    (2,110,403)
                                           ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS               (125,014)   (2,197,876)    1,055,754        622,692     2,626,212

Net assets, beginning of year                  1,643,623     3,544,223     2,421,583        337,271    44,116,598
                                           ------------------------------------------------------------------------

NET ASSETS, END OF YEAR                      $ 1,518,609   $ 1,346,347   $ 3,477,337    $   959,963   $46,742,810
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                    3,365        54,004        56,746         11,893
  Terminations and benefits                      (13,007)     (191,155)      (24,032)        (2,957)
  Net transfers                                   (1,874)      (75,140)       58,618         30,644
                                            --------------------------------------------------------
Increase (decrease) in units                     (11,516)     (212,291)       91,332         39,580
                                            --------------------------------------------------------
                                            --------------------------------------------------------

SEE ACCOMPANYING NOTES.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                            Notes to Financial Statements

                                  December 31, 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

National Integrity Life Insurance Company ("National Integrity") established Separate Account II (the "Separate Account") on May 21, 1992 under the insurance laws of the state of New York for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("Investment Company Act"). The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") and their ultimate parent is ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Contract holders may allocate or transfer their account values to one or more investment divisions of the Separate Account or to one or more fixed guaranteed rate options of National Integrity's Separate Account GPO. The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds ("Funds"): BT Insurance Funds Trust ("BT Funds Trust"); Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), and Variable Insurance Products Fund III ("VIP III"), part of the Fidelity Investments group of companies (collectively, "Fidelity's VIP Funds"); The Legends Fund, Inc. ("Legends Fund"); Janus Aspen Series; J.P. Morgan Series Trust II ("JPM Series"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Universal Funds"). Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the BT Funds Trust. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Integrity Capital Advisors, Inc. (formerly known as ARM Capital Advisors, Inc.), a wholly owned subsidiary of ARM, is the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Morgan Stanley Asset Management Inc. ("MSAM") serves as investment adviser to the Morgan Stanley Universal Funds except for

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP serves as investment adviser. MSAM is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). At December 31, 1997, approximately 53% of the outstanding shares of voting stock of ARM is owned by private equity funds sponsored by Morgan Stanley, therefore these two entities are considered affiliates.

On July 23, 1997, National Integrity filed an application (amended on October 9,
1997) with the Securities and Exchange Commission ("SEC") pursuant to Section 26(b) of the Investment Company Act for an order to approve a substitution of certain divisions of the Separate Account (the "Substitution"). The Substitution involved the transfer of assets from a division within the Separate Account to a new division which invests in shares of corresponding investment portfolios of an insurance trust mutual fund ("New Division") deemed to have (i) substantially similar investment strategies and (ii) historically stronger investment performance and/or lower expense ratios (after waivers and reimbursements). The Substitution was approved by the SEC on November 14, 1997, and was effected on that day. The divisions of the Separate Account affected by the Substitution and the New Divisions which received the assets are as follows:

Original Division                         New Division
-----------------                         ------------
Renaissance Balanced                      Janus Aspen Balanced

Nicholas-Applegate Balanced               Janus Aspen Balanced

Pinnacle Fixed Income                     JPM Bond

ARM Capital Advisors Money Market         Janus Aspen Money Market

Morgan Stanley Asian Growth               Morgan Stanley Asian Equity

Morgan Stanley Worldwide High Income      Morgan Stanley Emerging Markets Debt

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Units of each division of the Separate Account affected by the Substitution were redeemed in-kind and the redemption proceeds were used to purchase units of the New Division. The costs of the Substitution were borne by Integrity, and no fees, transfer charges or sales charges to effect the Substitution were imposed on the Separate Account or the contract holders. Prior to and immediately following the Substitution, the account values of contract holders were the same. In addition, the Substitution did not alter the tax or insurance benefits to contract holders or the contractual obligation of National Integrity.

The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has twenty-one investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Funds.

     ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in blue chip stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by the sub-adviser to the portfolio. Blue chip stocks are stocks which the sub-adviser considers comparable to the stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") at the time of purchase, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), over-the-counter ("OTC") or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the portfolio.

     HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The portfolio may invest all or a portion of its assets in cash and cash equivalents if the sub-adviser considers the equity markets to be overvalued. The portfolio may invest in United States government securities when this appears desirable in light of the portfolio's investment objective or when market conditions warrant. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the portfolio.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have been generally overlooked by the market. On December 31, 1997, Zurich Kemper Value, Inc. (formerly Dreman Value Advisors, Inc.) and Scudder Kemper Investments, Inc. were appointed sub-advisors following the merger of Zurich Kemper Investments, Inc. into Scudder, Stevens and Clark, Inc.

     ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in "small company stocks", consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. "Small company stocks" are the 2,500 stock positions immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the portfolio.

     EAFE EQUITY INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The portfolio will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the portfolio will generally, but not necessarily, be traded on a foreign securities exchange. Bankers Trust Global Asset Management Services is the investment adviser to the portfolio.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     EQUITY 500 INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the S&P 500, an index emphasizing large-capitalization stocks. The portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500. Bankers Trust Global Asset Management Services is the investment adviser to the portfolio.

     SMALL CAP INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. The portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000. Bankers Trust Global Asset Management Services is the investment adviser to the portfolio.

     VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stocks and the remainder in debt securities. Fidelity Management and Research Company serves as the investment adviser to the portfolio.

     VIP II CONTRAFUND PORTFOLIO is a growth fund which seeks to increase the value of the investment over the long-term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. The portfolio invests primarily in common stocks and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation. Fidelity Management and Research Company serves as the investment adviser to the portfolio.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VIP III GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities. Fidelity Management and Research Company serves as the investment adviser to the portfolio.

     VIP III GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the portfolio invests in common stocks and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stocks and bonds, that may produce capital growth. Fidelity Management and Research Company serves as the investment adviser to the portfolio.

     JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies. The portfolio invests primarily in common stocks of foreign and domestic companies, and may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Janus Capital Corporation serves as the investment adviser to the portfolio.

     JANUS ASPEN BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks. Janus Capital Corporation serves as the investment adviser to the portfolio.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Aspen Worldwide Growth portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at any time invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the investment adviser to the portfolio.

     JANUS ASPEN MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital. There can be no assurance that the portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share. The portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the portfolio's investment adviser, pursuant to procedures adopted by the Trustees. The portfolio may at any time invest only in United States dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Janus Capital Corporation serves as the investment adviser to the portfolio.

     JPM INTERNATIONAL EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the United States. The portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection. J.P Morgan Investment Management Inc. is the investment adviser to the portfolio.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the portfolio will fluctuate, the portfolio attempts to preserve the value of its investments to the extent consistent with its objective. J.P Morgan Investment Management Inc. is the investment adviser to the portfolio.

     MORGAN STANLEY ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the adviser believes are undervalued. The portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. MSAM serves as the investment adviser to the portfolio.

     MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. MSAM serves as the investment adviser to the portfolio.

     MORGAN STANLEY HIGH YIELD PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP serves as the investment adviser to the portfolio.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of United States and non-United States companies principally engaged in the United States real estate industry, including real estate investment trusts ("REITs"). MSAM serves as the investment adviser to the portfolio.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds' shares are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds' portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1997 and the cost of shares held at December 31, 1997 for each division were as follows:


              DIVISION                  PURCHASES         SALES            COST
-----------------------------------------------------------------------------------
Renaissance Balanced                 $  1,930,059     $  9,736,660     $          -
Zweig Asset Allocation                    611,157        1,142,383        4,853,540
Nicholas-Applegate Balanced             2,624,490       14,677,923                -
Harris Bretall Sullivan & Smith
  Equity Growth                         1,912,484        2,049,312        6,645,459
Zurich Kemper Value                     4,527,101        3,635,507        6,638,850
Zweig Equity (Small Cap)                1,928,981        1,381,345        2,718,585
Pinnacle Fixed Income                     420,103        1,916,413                -
ARM Capital Advisors Money Market       4,929,100        6,275,845                -
Morgan Stanley Asian Growth               416,438        2,695,678                -
Morgan Stanley Worldwide High Income      990,834        1,753,790                -
EAFE Equity Index                          67,835           12,671           54,934
Equity 500 Index                          795,546           24,082          772,016
Small Cap Index                           448,702           38,968          408,556
VIP Equity-Income                         672,898           26,949          646,753
VIP II Contrafund                         659,731           22,726          636,401
VIP III Growth & Income                   224,577           19,610          204,392
VIP III Growth Opportunities              816,687           40,637          777,610
Janus Aspen Capital Appreciation          600,617           21,718          578,428
Janus Aspen Balanced                   19,434,938        1,391,616       18,053,664
Janus Aspen Worldwide Growth              204,758            4,932          199,654
Janus Aspen Money Market                2,095,037          486,377        1,608,660
JPM International Equity                   60,821              341           60,459
JPM Bond                                1,637,523            7,740        1,629,796
Morgan Stanley Asian Equity             1,554,285           71,739        1,481,129
Morgan Stanley Emerging Markets Debt    1,239,988          294,454          959,023
Morgan Stanley High Yield                 366,976           13,347          353,530
Morgan Stanley U.S. Real Estate            93,609            2,837           90,805
                                                                       ------------
                                                                       $ 49,372,244
                                                                       ------------
                                                                       ------------

                                 Separate Account II
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


3. EXPENSES

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual administrative charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                                 Financial Statements
                                  (Statutory Basis)

                               National Integrity Life
                                  Insurance Company

                        YEARS ENDED DECEMBER 31, 1997 AND 1996
                         WITH REPORT OF INDEPENDENT AUDITORS

                      National Integrity Life Insurance Company

                                 Financial Statements
                                  (Statutory Basis)

                        Years Ended December 31, 1997 and 1996



                                       CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . 1

Audited Financial Statements

Balance Sheets (Statutory Basis) . . . . . . . . . . . . . . . . . . . . . 2
Statements of Income (Statutory Basis) . . . . . . . . . . . . . . . . . . 4
Statements of Changes in Capital and Surplus (Statutory Basis) . . . . . . 5
Statements of Cash Flows (Statutory Basis) . . . . . . . . . . . . . . . . 6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . 8

                            Report of Independent Auditors

Board of Directors
National Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of National Integrity Life Insurance Company as of December 31, 1997 and 1996, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of National Integrity Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.



Louisville, Kentucky
February 10, 1998

                      National Integrity Life Insurance Company

                           Balance Sheets (Statutory Basis)


                                                        DECEMBER 31,
                                                 1997                1996
                                           --------------------------------
                                                      (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
     Bonds                                 $    414,907         $   451,439
     Preferred stocks                            21,792              50,715
     Mortgage loans                               3,242               3,929
     Policy loans                                26,396              24,981
     Cash and short-term investments             12,078              14,570
     Receivable for securities                    1,941               4,522
     Other invested assets                        3,794                  36
                                           --------------------------------
Total cash and invested assets                  484,150             550,192

Separate account assets                         617,327             370,988
Accrued investment income                         5,735               6,513
Federal income tax recoverable                        -                 438
Other admitted assets                             2,143               1,794





                                           --------------------------------
Total admitted assets                      $  1,109,355         $   929,925
                                           --------------------------------
                                           --------------------------------


                                                                            DECEMBER 31,
                                                                     1997                1996
                                                               --------------------------------
                                                                          (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
     Policy and contract liabilities:
       Life and annuity reserves                               $    446,610        $    513,639
       Unpaid claims                                                     50                 124
       Deposits on policies to be issued                                564                 645
                                                               ---------------------------------
     Total policy and contract liabilities                          447,224             514,408

     Separate account liabilities                                   617,327             370,988
     Accounts payable and accrued expenses                              151                 213
     Transfers to separate accounts due or accrued, net             (24,362)            (21,247)
     Reinsurance balances payable                                       511                 589
     Federal income taxes                                             5,645                   -
     Asset valuation reserve                                          1,570               1,773
     Interest maintenance reserve                                     7,240               8,914
     Other liabilities                                                   32               6,016
                                                               ---------------------------------
Total liabilities                                                 1,055,338             881,654

Capital and surplus:
     Common stock, $10 par value, 200,000 shares
        authorized, issued, and outstanding                           2,000               2,000
     Paid-in surplus                                                 59,244              59,244
     Special surplus funds                                              750                 750
     Unassigned surplus (deficit)                                    (7,977)            (13,723)
                                                               ---------------------------------
Total capital and surplus                                            54,017              48,271
                                                               ---------------------------------
Total liabilities and capital and surplus                      $  1,109,355          $  929,925
                                                               ---------------------------------
                                                               ---------------------------------

SEE ACCOMPANYING NOTES.

                      National Integrity Life Insurance Company

                        Statements of Income (Statutory Basis)


                                                                     YEAR ENDED DECEMBER 31,
                                                                     1997                1996
                                                               ---------------------------------
                                                                          (IN THOUSANDS)
Premiums and other revenues:
     Premiums and annuity considerations                         $   11,533          $    8,640
     Deposit-type funds                                             211,637             352,899
     Net investment income                                           42,464              53,553
     Amortization of the interest maintenance reserve                 1,359               1,001
     Other revenues                                                   5,961               5,653
                                                                 -------------------------------
Total premiums and other revenues                                   272,954             421,746

Benefits paid or provided:
     Death benefits                                                   1,268                 921
     Annuity benefits                                                12,687              19,445
     Surrender benefits                                             123,520             101,241
     Payments on supplementary contracts                              1,648               1,879
     Increase (decrease) in insurance and annuity reserves          (66,954)            192,985
     Other benefits                                                     119               7,818
                                                                 -------------------------------
Total benefits paid or provided                                      72,288             324,289

Insurance and other expenses:
     Commissions                                                     10,088               5,817
     General expenses                                                11,146               8,051
     Taxes, licenses and fees                                           794                 349
     Net transfers to separate accounts                             163,896              69,158
     Other expenses                                                   3,542               3,110
                                                                 -------------------------------
Total insurance and other expenses                                  189,466              86,485
                                                                 -------------------------------
Gain from operations before federal income taxes
     and net realized capital losses                                 11,200              10,972

Federal income tax expense (benefit)                                  3,621                (444)
                                                                 -------------------------------
Gain from operations before net realized capital losses               7,579              11,416

Net realized capital losses, excluding realized
     capital gains (losses) net of tax transferred to the
     interest maintenance reserve (1997-($314); 1996-$2,923)         (2,036)             (2,500)
                                                                 -------------------------------
Net income                                                       $    5,543          $    8,916
                                                                 -------------------------------
                                                                 -------------------------------


SEE ACCOMPANYING NOTES.

                      National Integrity Life Insurance Company

            Statements of Changes in Capital and Surplus (Statutory Basis)

                        Years Ended December 31, 1997 and 1996


                                                                       SPECIAL      UNASSIGNED         TOTAL
                                        COMMON         PAID-IN         SURPLUS       SURPLUS        CAPITAL AND
                                        STOCK          SURPLUS          FUNDS        (DEFICIT)        SURPLUS
                                      -------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Balance, January 1, 1996              $  2,000       $   59,244       $   750       $  (22,855)      $   39,139
Net income                                                                               8,916            8,916
Decrease in nonadmitted assets                                                              19               19
Decrease in asset valuation reserve                                                        197              197
                                      -------------------------------------------------------------------------
Balance, December 31, 1996               2,000           59,244           750          (13,723)          48,271

Net income                                                                               5,543            5,543
Decrease in asset valuation reserve                                                        203              203
                                      -------------------------------------------------------------------------
Balance, December 31, 1997            $  2,000       $   59,244       $   750       $   (7,977)      $   54,017
                                      -------------------------------------------------------------------------
                                      -------------------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                      National Integrity Life Insurance Company

                      Statements of Cash Flows (Statutory Basis)


                                                                     YEAR ENDED  DECEMBER 31,
                                                                     1997                1996
                                                               ---------------------------------
                                                                          (IN THOUSANDS)
OPERATIONS:
     Premiums, policy proceeds, and other
        considerations received                                  $  223,170          $  361,539
     Net investment income received                                  42,944              53,492
     Commission and expense allowances received on
        reinsurance ceded                                                 8                 644
     Benefits paid                                                 (139,316)           (125,238)
     Insurance expenses paid                                        (22,090)            (14,170)
     Other income received net of other expenses paid                 2,335               5,009
     Net transfers to separate accounts                            (167,010)            (74,076)
     Federal income taxes                                            (4,479)                  -
                                                               ---------------------------------
Net cash provided by (used in) operations                           (64,438)            207,200


INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments of investments:
     Bonds                                                          368,167             455,716
     Preferred stocks                                                55,948              19,067
     Mortgage loans                                                     687               1,389
     Other invested assets                                                -               8,826
     Miscellaneous proceeds                                           4,254                   -
                                                               ---------------------------------
Total investment proceeds                                           429,056             484,998
Benefits received (taxes paid) on capital gains                       6,921              (1,212)
                                                               ---------------------------------
Net proceeds from sales, maturities, or repayments
     of investments                                                 435,977             483,786


Cost of investments acquired:
     Bonds                                                          337,887             626,879
     Preferred stocks                                                26,621              55,045
     Other invested assets                                            3,794                   -
     Miscellaneous applications                                         405                  36
                                                               ---------------------------------
Total cost of investments acquired                                  368,707             681,960
Net increase in policy loans and premium notes                        1,415               2,375
                                                               ---------------------------------
Net cash provided by (used in) investment activities                 65,855            (200,549)

                      National Integrity Life Insurance Company


                                                               YEAR ENDED DECEMBER 31,
                                                                1997            1996
                                                             ------------------------
                                                                   (IN THOUSANDS)
FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
     Other sources                                               2,588          3,826
                                                             ------------------------
Total other cash provided                                        2,588          3,826
                                                             ------------------------

Other cash applied:
     Other applications, net                                     6,497         16,175
                                                             ------------------------
Total other cash applied                                         6,497         16,175
                                                             ------------------------
Net cash used in financing and miscellaneous activities         (3,909)       (12,349)
                                                             ------------------------

Net decrease in cash and short-term investments                 (2,492)        (5,698)

Cash and short-term investments at beginning of year            14,570         20,268
                                                             ------------------------
Cash and short-term investments at end of year               $  12,078      $  14,570
                                                             ------------------------
                                                             ------------------------


SEE ACCOMPANYING NOTES.

                      National Integrity Life Insurance Company

                   Notes to Financial Statements (Statutory Basis)

                                  December 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company ("National Integrity" or the "Company") is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired Integrity and the Company from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of New York. The Company, currently licensed in eight states and the District of Columbia, specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

     INVESTMENTS

     Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

     Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed

                      National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


     formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

     POLICY ACQUISITION COSTS

     Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

     NONADMITTED ASSETS

     Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

     PREMIUMS AND BENEFITS

     Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

     BENEFIT RESERVES

     Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                      National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAXES

     Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

     STATEMENT OF CASH FLOWS

     Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:


                                                              YEAR ENDED DECEMBER 31,
                                                                1997            1996
                                                             ------------------------
                                                                   (IN THOUSANDS)
Net income as reported in the accompanying
     statutory basis financial statements                    $   5,543      $   8,916

Deferred policy acquisition costs, net of amortization          10,157          5,187
Adjustments to customer deposits                                (5,781)          (441)
Adjustments to invested asset carrying values
     at acquisition date                                           (38)          (160)
Amortization of value of insurance in force                       (870)        (1,470)
Amortization of interest maintenance reserve                    (1,359)        (1,001)
Adjustments for realized investment gains                        1,511            852
Adjustments for federal income tax expense                      (3,320)        (2,185)
Other                                                              166           (200)
                                                             ------------------------

Net income, GAAP basis                                       $   6,009      $   9,498
                                                             ------------------------
                                                             ------------------------

                      National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


                                                               YEAR ENDED DECEMBER 31,
                                                                1997            1996
                                                             ------------------------
                                                                 (IN THOUSANDS)
Capital and surplus as reported in the accompanying
     statutory basis financial statements                    $  54,017      $  48,271

Adjustments to customer deposits                               (33,014)       (27,233)
Adjustments to invested asset carrying values at
     acquisition date                                           (3,724)        (5,197)
Asset valuation reserve and interest maintenance reserve        17,796         19,369
Value of insurance in force                                     13,043         13,913
Deferred policy acquisition costs                               33,885         23,728
Net unrealized gains on available-for-sale securities            5,849          1,416
Other                                                           (5,793)        (2,650)
                                                             ------------------------

Shareholder's equity, GAAP basis                             $  82,059      $  71,617
                                                             ------------------------
                                                             ------------------------


Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                      National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     Short-term investments includes investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

                      National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Investments income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1997 financial statements. These reclassifications had no effect on previously reported net income or surplus.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is in the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the

                      National Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES (CONTINUED)

Company uses to prepare its statutory basis financial statements. Codification has been approved by the NAIC in March 1998, but it will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time it is unclear whether New York will adopt Codification. The Company is monitoring developments related to codification and assessing the potential effects any changes would have on the Company's statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                               COST OR         GROSS          GROSS
                                              AMORTIZED      UNREALIZED     UNREALIZED
                                                COST           GAINS          LOSSES      FAIR VALUE
                                             -------------------------------------------------------
                                                                   (IN THOUSANDS)
At December 31, 1997:
   Mortgage-backed securities                $  193,688     $        -     $        -     $  193,688
   Corporate securities                         159,208          4,074             34        163,248
   Asset-backed securities                       27,370              -              -         27,370
   U.S. Treasury securities and
     obligations of U.S. government
     agencies                                    24,361          1,083              2         25,442
   Foreign governments                           10,280              -            437          9,843
                                             -------------------------------------------------------

Total bonds                                  $  414,907     $    5,157     $      473     $  419,591
                                             -------------------------------------------------------
                                             -------------------------------------------------------


At December 31, 1996:
   Mortgage-backed securities                $  244,376     $        -     $        -     $  244,376
   Corporate securities                         168,146            775          7,178        161,743
   Asset-backed securities                       10,311              -              -         10,311
   U.S. Treasury securities and
     obligations of U.S. government
     agencies                                    16,243            415            110         16,548
   Foreign governments                           12,363            643              -         13,006
                                             -------------------------------------------------------

Total bonds                                  $  451,439     $    1,833     $    7,288     $  445,984
                                             -------------------------------------------------------
                                             -------------------------------------------------------

                      National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1997 and 1996, the fair value of investments in bonds includes $306.8 million and $312.7 million, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1997, by contractual maturity, is as follows:


                                                COST OR
                                               AMORTIZED
                                                 COST            FAIR VALUE
                                             ------------------------------
                                                      (IN THOUSANDS)
Years to maturity:
   One or less                               $    1,304          $    1,314
   After one through five                        13,493              13,513
   After five through ten                        39,042              39,192
   After ten                                    140,010             144,514
   Asset-backed securities                       27,370              27,370
   Mortgage-backed securities                   193,688             193,688
                                             ------------------------------

Total                                        $  414,907          $  419,591
                                             ------------------------------
                                             ------------------------------


The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1997 and 1996 were $375.5 million and $755.7 million; gross gains of $8.6 million and $7.9 million, and gross losses of $8.3 million and $4.5 million were realized on those sales, respectively.

                      National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

At December 31, 1997 and 1996, bonds with an admitted asset value of $1,235,000 and $1,234,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of year-end, the Company held no mortgages with interest more than one year past due. During 1997, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:


                                                 YEAR ENDED DECEMBER 31,
                                                  1997             1996
                                              ---------------------------
                                                     (IN THOUSANDS)
Income:
   Bonds                                      $  34,854        $  47,487
   Preferred stocks                               4,205            4,150
   Mortgage loans                                   291              610
   Policy loans                                   2,072            1,886
   Cash and short-term investments                1,506            1,277
   Other                                             (3)               3
                                              ---------------------------
Total investment income                          42,925           55,413

Investment expenses                                (461)          (1,860)
                                              ---------------------------
Net investment income                         $  42,464        $  53,553
                                              ---------------------------
                                              ---------------------------

                      National Integrity Life Insurance Company

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, National Integrity reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements. Reinsurance is not significant to the Company's premiums, benefits or policy and contract liabilities.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:


                                                     YEAR ENDED DECEMBER 31,
                                                      1997            1996
                                                  ----------------------------
                                                          (IN THOUSANDS)
Direct premiums and amounts assessed against
   policyholders                                  $  210,910       $  115,547
Reinsurance assumed                                   12,770          246,571
Reinsurance ceded                                       (510)            (580)
                                                  ----------------------------
Net premiums, annuity considerations and
   deposit-type funds                             $  223,170       $  361,538
                                                  ----------------------------
                                                  ----------------------------


The Company sold guaranteed investment contract ("GIC") deposits totaling $358.3 million to Integrity as of June 30, 1996.


5. FEDERAL INCOME TAXES

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

                      National Integrity Life Insurance Company

6. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1997 and 1996, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                      National Integrity Life Insurance Company

7. ANNUITY RESERVES

At December 31, 1997 and 1996, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:


                                                                          AMOUNT        PERCENT
                                                                      ---------------------------
                                                                      (IN THOUSANDS)
At December 31, 1997:
   Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                      $  219,464          22.9%
      At book value less surrender charge of 5% or more                      5,760           0.6
      At market value                                                      372,550          38.9
                                                                        -------------------------
   Total with adjustment or at market value                                597,774          62.4
   Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                299,314          31.2
   Not subject to discretionary withdrawal                                  61,448           6.4
                                                                        -------------------------
   Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                         958,536         100.0%
                                                                                        ---------
                                                                                        ---------
   Less reinsurance ceded                                                        -
                                                                        ----------
   Net annuity reserves and deposit fund liabilities                    $  958,536
                                                                        ----------
                                                                        ----------


At December 31, 1996:
   Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                      $   89,668          11.5%
      At book value less surrender charge of 5% or more                     23,208           3.0
      At market value                                                      257,419          33.0
                                                                        -------------------------
   Total with adjustment or at market value                                370,295          47.5
   Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                347,883          44.7
   Not subject to discretionary withdrawal                                  60,995           7.8
                                                                        -------------------------
   Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                         779,173         100.0%
                                                                                        ---------
                                                                                        ---------
   Less reinsurance ceded                                                        -
                                                                        ----------
   Net annuity reserves and deposit fund liabilities                    $  779,173
                                                                        ----------
                                                                        ----------

                      National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1997 is as follows:


                                                  *NONINDEXED       NONGUARANTEED
                                                   GUARANTEED          SEPARATE
                                                   MORE THAN 4%        ACCOUNTS              TOTAL
                                                  --------------------------------------------------
                                                                    (IN THOUSANDS)
Premiums, deposits and other considerations       $  122,664          $   89,078          $  211,742
                                                  --------------------------------------------------
                                                  --------------------------------------------------
Reserves for separate accounts with assets
 at fair value                                    $  219,469          $  372,669          $  592,138
                                                  --------------------------------------------------
                                                  --------------------------------------------------
Reserves for separate accounts by
 withdrawal characteristics:
   Subject to discretionary withdrawal
    (with adjustment):
     With market value adjustment                 $  219,464                $  -           $ 219,464
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more                       5                   -                   5
     At market value                                       -             372,669             372,669
                                                  --------------------------------------------------
   Total with adjustment or at market value          219,469             372,669             592,138
   Not subject to discretionary withdrawal                 -                   -                   -
                                                  --------------------------------------------------

Total separate accounts reserves                  $  219,469          $  372,669          $  592,138
                                                  --------------------------------------------------
                                                  --------------------------------------------------

* Separate accounts with guarantees.

                      National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1997 and 1996 is presented below:


                                                                    1997            1996
                                                                 -------------------------
                                                                       (IN THOUSANDS)
Transfers as reported in the Summary of Operations
     of the Separate Accounts Statement:
          Transfers to separate accounts                         $  211,743     $  102,901
          Transfers from separate accounts                          (52,365)       (37,150)
                                                                 -------------------------
Net transfers to separate accounts                                  159,378         65,751

Reconciling adjustments:
     Mortality and expense charges reported as other revenues         4,417          3,194
     Other revenues                                                     101            213
                                                                 -------------------------
Transfers as reported in the Summary of Operations
     of the Life, Accident and Health Annual Statement           $  163,896     $   69,158
                                                                 -------------------------
                                                                 -------------------------


9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                      National Integrity Life Insurance Company

9. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                  DECEMBER 31, 1997                DECEMBER 31, 1996
                                             -------------------------       -------------------------
                                              CARRYING                           CARRYING
                                               AMOUNT       FAIR VALUE            AMOUNT    FAIR VALUE
                                             -------------------------       -------------------------
                                                                    (IN THOUSANDS)
Assets:
     Bonds                                   $  414,907     $  424,642       $  451,439     $  457,875
     Preferred stocks                            21,792         22,252           50,715         50,454
     Mortgage loans                               3,242          3,242            3,929          3,929

Liabilities:
     Life and annuity reserves for
       investment-type contracts             $  367,124     $  367,374       $  432,013     $  426,516
     Separate accounts annuity reserves         592,018        576,877          347,503        347,072

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimate or quoted market price of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

The carrying amount of mortgage loans approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of deposit fund liabilities and the remaining annuity reserves are based on the cash surrender value of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

                      National Integrity Life Insurance Company

10. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement and an Investment Advisory Agreement with ARM. Under these agreements, ARM performs certain administrative investment advisory and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1997 and 1996, the Company was charged $5.9 million and $6.1 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

11. YEAR 2000 (UNAUDITED)

The Company is currently evaluating on an ongoing basis, its computer systems and the systems of other companies on which the Company's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on the Company's core business operations. While the Company believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which the Company's operations rely will be converted on a timely basis and will not have a material effect on the Company. The cost of the Company's Year 2000 initiatives is not expected to be material to the Company's results of operations or financial condition.